[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is not material and is the type that the registrant treats as private or confidential.

SHIPBUILDING CONTRACT

FOR

THE CONSTRUCTION OF

ONE (1) 170,000 CBM

LNG Floating Storage Regasification Unit (FSRU)

HULL NO. 3407

BETWEEN

EXCELERATE VESSEL COMPANY LIMITED PARTNERSHIP

(AS BUYER)

AND

HYUNDAI HEAVY INDUSTRIES CO., LTD.

(AS BUILDER)

I N D E X

PAGE

PREAMBLE		1

ARTICLE I	: DESCRIPTION AND CLASS	3

II	: CONTRACT PRICE	10

III	: ADJUSTMENT OF THE CONTRACT PRICE	11

IV	: INSPECTION AND APPROVAL	16

V	: MODIFICATIONS, CHANGES AND EXTRAS	25

VI	: TRIALS AND COMPLETION	29

VII	: DELIVERY	36

VIII	: DELAYS AND EXTENSIONS OF TIME (FORCE MAJEURE)	40

IX	: COMMISSIONING AND POST-DELIVERY TRIALS	44

X	: WARRANTY OF QUALITY	50

XI	: PAYMENT	55

XII	: BUYER'S DEFAULT	62

XIII	: BUYER'S SUPPLIES	68

XIV	: ARBITRATION	70

XV	: SUCCESSORS AND ASSIGNS	73

XVI	: TAXES AND DUTIES	75

XVII	: PATENTS, TRADEMARKS AND COPYRIGHTS	76

XVIII	: COMPLIANCE AND ANTI-BRIBERY	77

XIX	: INTERPRETATION AND GOVERNING LAW	80

XX	: NOTICE	81

XXI	: EFFECTIVENESS OF THIS CONTRACT	82

XXII	: EXCLUSIVENESS	83

XXIII	: CONFIDENTIALITY	84

EXHIBIT "A" REFUND GUARANTEE

EXHIBIT "B" PERFORMANCE GUARANTEE

EXHIBIT “C” FORM OF PERFORMANCE ACCEPTANCE CERTIFICATE

EXHIBIT “D” FORM OF NOVATION AGREEMENT

ATTACHMENT NO.1 THE LIST OF SUBCONTRACTORS

ATTACHMENT NO. 2 BOIL-OFF RATE MEASUREMENT

ATTACHMENT NO. 3 HSSE SYSTEM

SHIPBUILDING CONTRACT

This Shipbuilding Contract (the “CONTRACT”), made on this 4TH day of October, 2022 by and between EXCELERATE VESSEL COMPANY LIMITED PARTNERSHIP, a company organised and existing under the laws of the Marshall Islands with its principal office at Trust Company Complex, Ajeltake Island, Ajeltake Road, Majuro, Marshall Islands MH96960 (the “BUYER”), the party of the first part and HYUNDAI HEAVY INDUSTRIES CO., LTD., a company organised and existing under the laws of the Republic of Korea, having its principal office at 1000, Bangeojinsunhwan-doro, Dong-gu, Ulsan, 44032, the Republic of Korea (the “BUILDER”), the party of the second part,

W I T N E S S E T H:

In consideration of the mutual covenants contained herein, the BUILDER agrees to design, build, launch, equip and complete One (1) 170,000 CBM Class LNG FSRU, that is capable of discharging regasified LNG through a shore manifold arrangement while retaining its capabilities to trade as a conventional LNG carrier, such that the VESSEL can interchangeably operate as a conventional LNG carrier or as an LNG FSRU without alteration, as further described in Article I hereof (the “VESSEL”) at the BUILDER's shipyard in Korea (the “SHIPYARD”) and to deliver and sell the VESSEL to the BUYER, and the BUYER agrees to accept delivery of and purchase from the BUILDER the VESSEL, according to the terms and conditions hereinafter set forth:

(End of Preamble)

(In this CONTRACT references to:

a "working day" shall mean any day on which the SHIPYARD is open for normal business, other than a Saturday, Sunday or public holiday in the Republic of Korea,

a "business day" shall mean any day other than a Saturday, Sunday on which banks are open for business in Seoul, the Republic of Korea and Houston, Texas, USA, and

otherwise to "day" shall mean a calendar day.)

ARTICLE I : DESCRIPTION AND CLASS

1.
DESCRIPTION

The VESSEL shall have the BUILDER's Hull No. 3407 and shall be constructed, launched, equipped and completed in accordance with the specifications no. RVEX170F-FS-P2, dated September 28, 2022 and the general arrangement plan no. 1G-7000-201, dated September 28, 2022 attached thereto (respectively the “SPECIFICATIONS” and the “PLAN”) signed by both parties, which shall constitute an integral part of this CONTRACT although not attached hereto.

All of the works envisaged by this CONTRACT shall be undertaken by the BUILDER in a good, sound and workmanlike manner, in accordance with first class Korean shipbuilding and marine engineering standards and practice for vessels engaged in the transportation of LNG. The VESSEL shall be delivered safely afloat at the SHIPYARD or in an agreed location following sea trials, GAS TRIAL, and PRE-DELIVERY REGAS TRIALS, subject to the provisions of Article VI, Trials and Completion, ready subject to the provisions of this CONTRACT and the SPECIFICATIONS to engage in the transportation of LNG, regasification of LNG, and discharge of regasified LNG.

The BUILDER shall be responsible for all aspects of the design and construction of the VESSEL whether or not such design has been approved by the BUYER and/or the Classification Society. The BUILDER warrants the accuracy, suitability, and sufficiency of the VESSEL’s design to permit her to meet her performance and quality standards of this CONTRACT.

The SPECIFICATIONS and the PLAN are intended to explain each other and anything shown on the PLAN and not stipulated in the SPECIFICATIONS or anything stipulated in the SPECIFICATIONS and not shown on the PLAN shall be deemed and considered as if included in both. Should there be any inconsistencies or contradictions between the SPECIFICATIONS and the PLAN, the SPECIFICATIONS shall prevail. Should there be any inconsistencies or contradictions between this CONTRACT and the SPECIFICATIONS, this CONTRACT shall prevail.

2.
BASIC DIMENSIONS AND PRINCIPAL PARTICULARS OF THE VESSEL

(a)
The basic dimensions and principal particulars of the VESSEL shall be :

Length, overall about [***] M

Length, between perpendiculars [***] M

Breadth, moulded [***] M

Depth to Upper Deck, moulded [***] M

Design draft, moulded [***] M

Scantling draft, moulded [***] M

Maximum propulsion power (MPP) [***] Kw x [***] rpm

Cargo Tank Capacity (100% full, 20℃, Atm. pressure) [***] cubic metres

Service speed at [***] meters design draft

at the condition of clean bottom and in

calm and deep sea with main diesel generator engine

developing a MPP of [***] kW

with [***] per cent ([***] %) sea margin [***] KNOTS

Specific Fuel consumption of the main diesel generator engine in F.O mode applying

I.S.O. reference conditions to the result of

official shop test at MCR (100% load)

using marine diesel oil having lower calorific

value of [***] kJ per kg. [***] g/kW.Hr

Specific total energy consumption of the main diesel generator engine in gas mode applying

I.S.O. reference conditions to the result of

official shop test at MCR (100% load)

using gas having lower calorific value of [***] kJ per kg

and marine diesel oil having lower calorific value of [***] kJ per Kg.
[***] kJ/kW.Hr

Regasification Units: [***] individual regasification trains

Guaranteed Regasification Unit Capacity: [***]mmscf/d

Guaranteed Nominal send out rate (Open Loop Mode/Glycol Water): [***]mmscf/d

Guaranteed Peak send out rate (Open Loop Mode/Glycol Water): [***]mmscf/d

Natural Gas send out pressure at H.P. manifold: 65 ~ 100 bar g

Natural Gas send out temperature at H.P. manifold: +5℃ at 13℃ of sea water temperature

Natural Gas outlet temperature to be a minimum of 5℃ at the H.P. manifold under all design flow/pressure conditions.

(the “GUARANTEED NATURAL GAS SEND-OUT RATE”)

The details of the above particulars as well as the definitions and method of measurements and calculations are as indicated in the SPECIFICATIONS.

The VESSEL shall have a regasification system with the capability to regasify LNG with the full range of compositions as given in Section 6.10.2 of the SPECIFICATIONS.

(b)
The dimensions may be slightly modified by the BUILDER, who also reserves the right to make changes to the SPECIFICATIONS and the PLAN if found necessary to suit the local conditions and facilities of the SHIPYARD, the availability of materials and equipment, the introduction of improved production methods or otherwise, subject to the approval of the BUYER which the BUYER shall not withhold unreasonably.
(c)
The VESSEL shall be compatible with each terminal listed in Section 0.1.3 of the SPECIFICATIONS without any restriction except as expressly noted for that terminal in the SPECIFICATIONS, on the basis of the design and configuration of that terminal as at the date of this CONTRACT.

3.
CLASSIFICATION, FLAG, RULES AND REGULATIONS
(a)
The VESSEL (including her machinery, equipment and outfit) shall be built in compliance with:
(i)
the rules and regulations of Bureau Veritas (the “CLASSIFICATION SOCIETY”), in force as of the date of this CONTRACT, to be classed with Class Notation: [***],
(ii)
the rules and regulations of the flag registry,
(iii)
the rules and regulations, in force as of the date of issuing the SPECIFICATIONS, as described in the SPECIFICATIONS, and
(iv)
IMO Rules and Regulations, which have been officially adopted/ratified at the date of signing the CONTRACT and also come into force as compulsory on or before the delivery date of the vessel (i.e. June 30, 2026), to be applied as per the "LR's future IMO legislation, Spring 2022”.

(b)
The BUILDER shall arrange with the CLASSIFICATION SOCIETY for the assignment by the CLASSIFICATION SOCIETY of representative(s) to the VESSEL during construction. All fees and charges incidental to classification of the VESSEL in compliance with the above specified rules, regulations and requirements of this CONTRACT shall be for the account of the BUILDER.

(c)
The decision of the head office of the CLASSIFICATION SOCIETY as to whether the VESSEL complies with the regulations of the CLASSIFICATION SOCIETY shall be final and binding upon the BUILDER and the BUYER.

(d)
To the extent an item or equipment is omitted from the SPECIFICATIONS which is necessary to properly complete the VESSEL in conformity with the Class Notation and the rules and regulations of the CLASSIFICATION SOCIETY and which should therefore have been included in the SPECIFICATIONS, the BUILDER will nevertheless install such item or equipment on the VESSEL at the BUILDER's cost and expense.

4.
SUBCONTRACTING

The BUILDER may subcontract certain parts, but not the whole or substantial portion of the construction work on the VESSEL to subcontractors in Korea (only), provided that the construction and assembly of the VESSEL and its hull (including without limitation block erection) shall be carried out at the SHIPYARD and always in accordance with Article XVIII. The BUILDER shall nevertheless always remain responsible under the CONTRACT.

No later than ninety (90) days prior to the start of continuous steel cutting, the BUILDER shall submit its subcontracting plan to the BUYER for its reference, including a list of proposed subcontractors, their proposed work scope, and their specific qualifications for the proposed work scope. The BUILDER [***] safety and quality standards (by reference to the HSSE SYSTEM, as such expression is defined in Article IV 1) to perform work. A draft of the List of Subcontractors is attached to this CONTRACT as Attachment No. 1. The BUYER [***] each subcontractor in the List of Subcontractors and the work or supply listed against its name, and [***] the List of Subcontractors.

The BUYER shall have the right to audit any subcontractor (whether or not named in the List of Subcontractors) to be employed by the BUILDER and the BUILDER shall cooperate in full with the BUYER in relation to such audit process.

5.
NATIONALITY OF THE VESSEL

The VESSEL shall be registered by the BUYER at its own cost and expense under the laws of the Republic of the Marshall Islands at the home port of Majauro at the time of its delivery and acceptance hereunder.

It is agreed that the BUYER shall be entitled, by notice in writing given to BUILDER, to change the VESSEL’s registry to (i) Belgium, subject only to agreement on cost impact (if any) notified by the BUILDER under Article V of this CONTRACT provided such notice is given within twelve (12) months after the date of this CONTRACT; or (ii) another country of registry subject to and in accordance with the procedure as provided in Article V of this CONTRACT.

6. SUPPLIERS LIST

In respect of the items of materials and equipment detailed in the Makers List RVEX107F-ML-P2 dated 2022-09-28, the BUILDER shall be entitled to select any of the suppliers therein listed, subject to compliance with the procedures stated in the Makers List. Provided, however that:

(a)
the BUILDER shall, prior to such selection, provide to the BUYER for its review detailed cost differences of all requested suppliers' proposals including suppliers' technical proposals; and

(b)
if the BUYER should prefer the BUILDER to use a particular supplier other than the one selected by the BUILDER and should the BUYER’s preference involve a costs change or any other change to the CONTRACT or the SPECIFICATIONS, the BUILDER shall quote the amount of such cost change or implications to the BUYER who shall then have the option to notify the BUILDER within seven (7) working days thereafter that it insists on its preference, and in such case the amount of the cost change shall be added to or deducted from the CONTRACT PRICE.

The BUILDER shall use best endeavours to comply in all respects with any supplier’s recommendations relevant to the design, installation, application, and/or commissioning of such material and/or the construction of the VESSEL.

In respect of the items of materials and equipment not detailed in the Makers List, the BUILDER shall be entitled to select any supplier freely, provided that the material or equipment will fulfil the required performance in accordance with the CONTRACT and the SPECIFICATIONS.

[***]

7.
SPARE PARTS

The BUILDER shall furnish spare parts for two (2) years and maintenance tools of the kind or in the specified quantities in accordance with the SPECIFICATIONS, CLASSIFICATION SOCIETY requirements, and the maker’s standards for the intended service of the VESSEL, whichever the greater, for items furnished by the BUILDER. The cost of these spare parts is included in the CONTRACT PRICE. The BUILDER at its own cost shall be responsible for handling, preservation, bringing on board, and storage on the VESSEL of all spare parts, tools, and supplies in accordance with the BUILDER’s practice and the recommendation of the makers.

The spare parts furnished by the BUILDER shall be properly protected against physical decay, corrosion, and mechanical damage and shall be properly listed in VESSEL documentation so that replacements may be readily ordered. The list of spare parts will be prepared and provided to the BUYER no later than thirty (30) days prior to the DELIVERY DATE.

The BUYER may procure additional spare parts based on RAM studies to be performed as per Section 0.13 of the SPECIFICATIONS. The BUILDER shall incorporate such additional spare parts into material handling arrangements and provide foundations with stowage for such additional spare parts in most suitable location, i.e. close to installed equipment or in spare parts storage areas in accordance with the procedure as provided in Article V of this CONTRACT. [***]

(End of Article)

ARTICLE II : CONTRACT PRICE

The contract price of the VESSEL delivered to the BUYER at the SHIPYARD shall be United States Dollars Three Hundred Thirty Two Million One Hundred Seventy Seven Thousand Five Hundred (USD 332,177,500) (the “CONTRACT PRICE”) which shall be paid plus any increases or less any decreases due to adjustment or modifications, if any, as set forth in this CONTRACT, in consideration for the performance by the BUILDER of all of its obligations under the CONTRACT. The above CONTRACT PRICE (for clarity) shall not include the cost of the BUYER's SUPPLIES as stipulated in Article XIII or the supply of those drawings which are to be furnished by the BUYER for the VESSEL in accordance with the SPECIFICATIONS.

(End of Article)

ARTICLE III : ADJUSTMENT OF THE CONTRACT PRICE

The CONTRACT PRICE of the VESSEL shall be adjusted as hereinafter set forth in the event of the following contingencies. It is hereby understood by both parties that any adjustment of the CONTRACT PRICE as provided for in this Article is by way of liquidated damages and not by way of penalty.

1.
DELAYED DELIVERY

(a)
No adjustment shall be made and the CONTRACT PRICE shall remain unchanged for the first Thirty (30) days of the delay in delivery of the VESSEL (ending as of 12 o'clock midnight Korean Standard Time on the Thirtieth (30th) day of delay) beyond the DELIVERY DATE adjusted as provided in Article VII.1. hereof.

(b)
If delivery of the VESSEL is delayed more than Thirty (30) days beyond the DELIVERY DATE adjusted as provided in Article VII.1. hereof, then, beginning at midnight of the Thirtieth (30th) day after such due date, the CONTRACT PRICE of the VESSEL shall be reduced by United States Dollars [***] (USD [***]) for each full day of delay.

However, unless the parties agree otherwise, the total amount of deduction from the CONTRACT PRICE shall not exceed the amount due to cover the delay of One Hundred and Eighty (180) days after Thirty (30) days of the delay in delivery of the VESSEL at the rate of deduction as specified hereinabove.

(c)
But, if the delay in delivery of the VESSEL continues for a period of more than [***] ([***]) days beyond the DELIVERY DATE adjusted as provided in Article VII.1. hereof then, in such event, and after such period has expired, the BUYER may, at its option, cancel this CONTRACT by serving upon the BUILDER a notice of cancellation. Such cancellation shall be effective as of the date the notice thereof is received by the BUILDER. If the BUYER has not served the notice of cancellation after the aforementioned [***] ([***]) days delay in delivery, the BUILDER may demand the BUYER to make an election in accordance with Article VIII.3. hereof.

(d)
For the purpose of this Article, the delivery of the VESSEL shall be deemed to be delayed when and if the VESSEL, after taking into full account extension of the DELIVERY DATE or permissible delays as provided in Article V, VI, VIII, XII or elsewhere in this CONTRACT, is delivered beyond the date upon which delivery would then be due under the terms of this CONTRACT.
2.
INSUFFICIENT SPEED

(a)
The CONTRACT PRICE of the VESSEL shall not be affected or changed, if the actual speed, as determined by trials more fully described in Article VI hereof, is less than the speed required under the terms of this CONTRACT and the SPECIFICATIONS provided such deficiency in actual speed is not equal to or more than Three-Tenths (3/10) of a knot below the guaranteed speed.
(b)
However, as for the deficiency of equal to or more than Three-Tenths (3/10) of a knot in actual speed below the speed guaranteed under this CONTRACT, the CONTRACT PRICE shall be reduced as follows:

For Three-tenths (3/10) of one (1) knot or more US$[***] per 0.1kts

For Four-tenths (4/10) of one (1) knot or more US$[***] per 0.1kts

For Five-tenths (5/10) of one (1) knot or more US$[***] per 0.1kts

For Six-tenths (6/10) of one (1) knot or more US$[***] per 0.1kts

For Seven-tenths (7/10) of one (1) knot or more US$[***] per 0.1kts

For Eight-tenths (8/10) of one (1) knot or more US$[***] per 0.1kts

For Nine-tenths (9/10) of one (1) knot or more US$[***] per 0.1kts

(c)
If the deficiency in actual speed of the VESSEL is more than One (1) full knot below the speed guaranteed under this CONTRACT, then the BUYER, at its option, may, subject to the BUILDER's right to effect alterations or corrections as provided in Article VI.6. hereof, cancel this CONTRACT or may accept the VESSEL at a reduction in the CONTRACT PRICE as above provided for One (1) full knot of deficiency only.

3.
EXCESSIVE FUEL CONSUMPTION in GAS and FUEL OIL mode

(a)
The CONTRACT PRICE shall not be affected or changed by reason of the fuel consumption of the VESSEL's main diesel generator engine, as determined by the engine manufacturer's shop trial as per the SPECIFICATIONS being more than the guaranteed fuel consumption of the VESSEL's main diesel generator engine, if such excess is not more than Five Per Cent (5%) over the guaranteed specific fuel consumption.

(b)
However, as for the excess of more than Five Per Cent (5%) in the actual fuel consumption over the guaranteed specific fuel consumption of the VESSEL's main diesel generator engine, the CONTRACT PRICE shall be reduced by United States Dollars [***] (USD [***]) for each full One Per Cent (1%) increase in fuel consumption in excess of the said Five Per Cent (5%) increase in fuel consumption (fractions of less than One Per Cent (1%) shall be rounded up to the next full One Per Cent (1%)). However, unless the parties agree otherwise, the total amount of reduction from the CONTRACT PRICE shall not exceed the amount due to cover the excess of Ten Per Cent (10%) over the guaranteed fuel consumption of the VESSEL's main diesel generator engine at the rate of reduction as specified above.

(c)
If such actual fuel consumption exceeds the guaranteed fuel consumption of the VESSEL's main diesel generator engine by more than Ten Per Cent (10%), the BUYER, at its option, may, subject to the BUILDER's right to effect alterations or corrections as specified in Article VI.8. hereof, cancel this CONTRACT or may accept the VESSEL at a reduction in the CONTRACT PRICE as above provided for the Ten Per Cent (10%) increase only.

(d)
For avoidance of any doubt, it is expressly agreed and understood that in the event of excessive fuel consumption of VESSEL's main diesel generator engine, the BUYER shall receive liquidated damages only once for the higher of the two values among GAS mode and FUEL OIL mode.

4.
CARGO TANK CAPACITY BELOW CONTRACT REQUIRMENTS

(a)
The CONTRACT PRICE of the VESSEL shall not be affected or changed, if actual cargo tank capacity, determined as provided in this CONTRACT and the SPECIFICATIONS, is below the cargo tank capacity of 170,000 cubic meters at 100% full by an amount of 300 cubic meters or less. However, should the actual cargo tank capacity of the VESSEL be more than 300 cubic meters below the said required cargo tank capacity, then the CONTRACT PRICE of the VESSEL shall be reduced for each full One (1) cubic meter (fractions of One (1) cubic meter shall be disregarded) of decreased cargo tank capacity in excess of 300 cubic meters by United States Dollars [***] (USD [***]) per cubic meter.

However, unless the parties agree otherwise, the total amount of deduction from the CONTRACT PRICE shall not exceed the amount due to cover the deficiency of not more than 1,100 cubic meters below the said required cargo tank capacity hereinabove.

(b)
If the deficiency in the cargo tank capacity of the VESSEL is more than 1,100 cubic meters below the said required cargo tank capacity, then the BUYER, at its option, may, subject to any BUILDER’s rights to effect alterations or corrections as specified in Article VI.6. hereof, cancel this CONTRACT or may accept the VESSEL with a maximum reduction in the CONTRACT PRICE at the rate given above.

5.
BOIL–OFF RATE

(a)
The guaranteed boil-off rate shall be a maximum of [***] Per Cent ([***]%) per loaded day (the “GUARANTEED BOIL-OFF RATE”). The CONTRACT PRICE of the VESSEL shall not be affected or changed by reason of the actual boil-off rate of the VESSEL being more than the GUARANTEED BOIL-OFF RATE, if such excess is not more than Zero Point Zero Zero Five Per Cent (0.005%) over the GUARANTEED BOIL-OFF RATE.

(b)
If the actual boil-off rate of the VESSEL is more than Zero Point Zero Zero Five Per Cent (0.005%) per loaded day over the GUARANTEED BOIL-OFF RATE, the BUILDER shall pay to the BUYER the sum of United States Dollars [***] (USD [***]) for every complete Zero Point Zero Zero One Per Cent (0.001%) per loaded day by which the actual boil-off rate exceeds the allowable margin of Zero Point Zero Zero Five Per Cent (0.005%) per loaded day up to a maximum of Zero Point Zero Two Percent (0.02%) per loaded day over the GUARANTEED BOIL-OFF RATE, that is at a total maximum liquidated damages of United States Dollars [***] (USD [***]).

(c)
Under no circumstances shall the BUYER have any right to reject the VESSEL after delivery to and acceptance by the BUYER of the VESSEL by reason of any excess in boil-off rate over the GUARANTEED BOIL-OFF RATE, and if the actual boil-off rate shall be in excess of Zero Point Zero Two Percent (0.02%) per loaded day over the GUARANTEED BOIL-OFF RATE, the BUYER shall nonetheless only be entitled to recover liquidated damages for the said maximum Zero Point Zero Two Percent (0.02%) per loaded day excess, namely a total of United States Dollars [***] (USD [***]) as stated above.
(d)
The amount of liquidated damages in respect of excess boil-off rate shall be calculated, determined and settled within fifteen (15) working days after completion of boil-off rate measurement in accordance with the procedure, GTT external document 1392, revision 6 dated November 2005 (Boil Off Rate Measurement) attached hereto as Attachment No. 2.

6.
TIME FOR PAYMENT OF LIQUIDATED DAMAGES

All liquidated damages (except those for excess boil-off rate or relating to failure in performance of the Regasification equipment following Performance Acceptance Tests) shall be settled in full on delivery of the VESSEL by reducing the fifth instalment of the CONTRACT PRICE due on delivery of the VESSEL in accordance with Article XI.

The amount of the liquidated damages in respect of Article III.5 hereof shall be paid by the BUILDER to the BUYER within Fifteen (15) business days of receipt by the BUILDER of an invoice for the said liquidated damages by E-mail.

7.
EFFECT OF CANCELLATION

It is expressly understood and agreed by the parties hereto that in any case, if the BUYER cancels this CONTRACT under this Article, the BUYER shall not be entitled to any damages and the BUYER’s remedies shall be limited to the BUYER’s rights set out in Article XI hereof.

(End of Article)

ARTICLE IV : INSPECTION AND APPROVAL

1.
APPOINTMENT OF BUYER'S REPRESENTATIVE

The BUYER shall timely dispatch to and maintain at the SHIPYARD, at its own cost, expense and risk, a representative (the “BUYER's REPRESENTATIVE”), who shall be duly accredited in writing by the BUYER to observe and inspect the construction by the BUILDER of the VESSEL, her equipment and all accessories. Before the commencement of any item of work under this CONTRACT, the BUILDER shall, whenever reasonably required, previously exhibit, furnish to, and within the limits of the BUYER's REPRESENTATIVE's authority, secure the approval from the BUYER's REPRESENTATIVE of any and all plans and drawings prepared in connection therewith, as more particularly described in this Article IV. Upon appointment of the BUYER's REPRESENTATIVE, the BUYER shall notify the BUILDER in writing of the name and the scope of the authority of the BUYER's REPRESENTATIVE.

The BUYER may also appoint additional representatives to assist the BUYER's REPRESENTATIVE (including without limitation (i) a representative of any bank or financial institution providing finance to the BUYER in respect of this CONTRACT or (ii) a customer of the BUYER in respect of the future operation of the VESSEL, in each case attending as observers only), each of whom shall have the same rights of access and inspection as the BUYER's REPRESENTATIVE has under this CONTRACT but only the scope of authority as notified in writing by the BUYER in each case.

Without prejudice to the generality of the previous paragraph, the BUILDER agrees to allow the BUYER (as notified in writing) prior to and during construction, to send additional BUYER's REPRESENTATIVES to the SHIPYARD in order to audit the SHIPYARD’s QA/QC and HSSE management system processes and procedures. During construction, BUILDER's HSSE team shall work in good faith with BUYER's REPRESENTATIVES and HSSE Supervisor in order to implement the BUILDER's HSSE management system incorporating changes mutually agreed between the BUYER and the BUILDER, as attached to this CONTRACT as Attachment No. 3 (the "HSSE SYSTEM"). [***]

The BUILDER will select and appoint the BUILDER’s Project HSSE Manager for the VESSEL as per Clause 2.2.8 of the HSSE SYSTEM.

2.
AUTHORITY OF THE BUYER'S REPRESENTATIVE

Such BUYER's REPRESENTATIVE shall, at all times during normal working hours of or at any other time when Work on the VESSEL is being carried out until delivery of the VESSEL, have the right to inspect the VESSEL, her machinery, equipment and all accessories, and work in progress, or materials utilised in connection with the construction of the VESSEL, and attend tests, trials and inspections of the VESSEL, wherever such work is being done or such materials are stored (including the SHIPYARD and all workshops, stores and offices of the BUILDER, and the premises of subcontractors of the BUILDER who are doing work or storing materials in connection with the VESSEL’s construction), for the purpose of determining that the VESSEL, her equipment and accessories are being constructed in accordance with the terms of this CONTRACT, the SPECIFICATIONS and the PLAN.

Without prejudice to the longer periods specified in the SPECIFICATIONS and/or this CONTRACT for particular tests and trials (including without limitation in accordance with the programme of tests and trials agreed pursuant to Article VI), the BUILDER shall give the BUYER's REPRESENTATIVE at least seventy-two (72) hours' written notice of major tests and trials to be carried out on the VESSEL and its equipment (and, if the test or trial is located away from the SHIPYARD, at least four (4) working days' written notice) and the BUYER's REPRESENTATIVE shall be entitled to attend the same. In respect of other tests in the SHIPYARD the BUILDER shall notify the BUYER's REPRESENTATIVE in writing (including the inspection schedule) at least two (2) working days in advance of such tests and the BUYER's REPRESENTATIVE shall be entitled to attend the same. The BUILDER will endeavour to arrange for such tests and trials to be carried out during the working hours of the BUILDER. However, such tests and trials may be arranged beyond the BUILDER’s normal working hours, including weekends and/or holidays if this is reasonably considered necessary by the BUILDER in order to meet the BUILDER’s construction schedule, on the condition that the BUILDER will inform the BUYER's REPRESENTATIVE in writing at least Two (2) working days in advance of such tests and trials (and, in the case of test and trials away from the SHIPYARD, at least four (4) working days' written notice).

The BUYER's REPRESENTATIVE shall, within the limits of the authority conferred upon him by the BUYER, make decisions or give advice to the BUILDER on behalf of the BUYER promptly on all problems arising out of, or in connection with, the construction of the VESSEL and generally act in a reasonable manner with a view to cooperating to the utmost with the BUILDER in the construction process of the VESSEL.

The written decision, approval or advice of the BUYER's REPRESENTATIVE shall be deemed to have been given by the BUYER and once given shall not be withdrawn, revoked or modified except with the consent of the BUILDER. Provided that the BUYER's REPRESENTATIVE or his assistants shall comply with the foregoing obligations, no act or omission of the BUYER's REPRESENTATIVE or his assistants shall, in any way, diminish the liability of the BUILDER under Article X (WARRANTY OF QUALITY). The BUYER's REPRESENTATIVE shall notify the BUILDER promptly in writing of his discovery of any construction, workmanship or materials, which he believes does not or will not conform to the requirements of this CONTRACT, the SPECIFICATIONS or the PLAN and likewise advise and consult with the BUILDER on all matters pertaining to the construction of the VESSEL, as may be required by the BUILDER, or as he may deem necessary.

However, if the BUYER's REPRESENTATIVE fails to submit to the BUILDER without delay any such demand concerning alterations or changes with respect to the construction, workmanship, materials, arrangement or outfit of the VESSEL, which the BUYER's REPRESENTATIVE has examined, inspected or attended at the test thereof under this CONTRACT or the SPECIFICATIONS subject to the final paragraph of this Paragraph 2 and to Article VI, the BUYER's REPRESENTATIVE shall be deemed to have approved the same and shall be precluded from making any demand for alterations, changes, or complaints with respect thereto at a later date.

The BUILDER shall comply with any demand for alterations, changes or complaints made by the BUYER's REPRESENTATIVE which are not contradictory to this CONTRACT, the SPECIFICATIONS or the PLAN, provided that any and all such demands by the BUYER's REPRESENTATIVE with regard to construction, arrangement and outfit of the VESSEL shall be submitted in writing to the authorised representative of the BUILDER. The BUILDER shall notify the BUYER's REPRESENTATIVE of the names of the persons who are from time to time authorised by the BUILDER for this purpose.

It is agreed upon between the BUYER and the BUILDER that the modifications, alterations or changes and other measures necessary to comply with such demand may be effected before delivery of the VESSEL at a convenient time and place at the BUILDER's reasonable discretion in view of the construction schedule of the VESSEL.

In the event that the BUYER's REPRESENTATIVE shall advise the BUILDER that he has discovered or believes the construction or any material or any workmanship does not or will not conform to the requirements of this CONTRACT, the SPECIFICATIONS or the PLAN, and the BUILDER shall not agree with the views of the BUYER's REPRESENTATIVE in such respect, either the BUYER or the BUILDER may refer the matter for dispute resolution in accordance with the provisions of Article XIV hereof. The CLASSIFICATION SOCIETY or the arbitration tribunal, as the case may be, shall determine whether or not a non-conformity with the provisions of this CONTRACT, the SPECIFICATIONS or the PLAN exists. If the CLASSIFICATION SOCIETY or the arbitration tribunal, as the case may be, enters a determination in favour of the BUYER, then in such case the BUILDER shall make the necessary alterations or changes and the BUILDER shall (in the case of a reference to arbitration only) compensate the BUYER for the costs incurred by the BUYER in contesting the dispute herein referred to as per determination of the arbitration tribunal. If the CLASSIFICATION SOCIETY or the arbitration tribunal, as the case may be, enters a determination in favour of the BUILDER, then the time for delivery of the VESSEL shall be extended for the period of delay in completion and delivery of the VESSEL, if any, occasioned by such proceedings, and (in the case of a reference to arbitration only) the BUYER shall compensate the BUILDER for the proven costs incurred by the BUILDER in contesting the dispute herein referred to as per determination of the arbitration tribunal.

Notwithstanding anything to the contrary contained in this CONTRACT or elsewhere, no act or omission of the BUYER's REPRESENTATIVE or his assistants (including without limitation any failure to discover or notify any defect or non-conformity in the VESSEL) shall, in any way, diminish the liability of the BUILDER to design and construct the VESSEL in accordance with the requirements of this CONTRACT and the SPECIFICATIONS.

3.
APPROVAL OF DRAWINGS

(a)
The BUILDER shall submit to the BUYER one (1) digital copy of each of the plans and drawings to be submitted to the BUYER for its approval through the BUILDER’s electronic drawing approval system, the HYDICS (Hyundai shipbuilding Document & Information). The BUILDER is not required to submit hard copy plans and drawings under this paragraph, provided that HYDICS enables the BUYER to print the hard copies. If, for any reason, this is not at any time possible, the BUILDER will furnish up to three (3) copies of each affected plan or drawing on demand. The BUYER shall, within [***] days after receipt thereof return to the BUILDER one (1) digital copy of such plans and drawings with the approval or comments, if any, of the BUYER. A list of the plans and drawings to be so submitted to the BUYER shall be proposed by the BUILDER within three (3) months of the date of this

CONTRACT, to be mutually agreed upon between the parties hereto, it being understood that the timetable will be such that the BUYER shall not be required to process more than twenty (20) plans and drawings during any one (1) week. The BUILDER shall provide a complete response to any BUYER comments within [***] days of their receipt.

The BUYER's REPRESENTATIVE shall, within [***] days after receipt of such BUILDER's response to the BUYER comments, return to the BUILDER One (1) copy of such plans and drawings with his approval or comments written thereon, if any.

Approval by the BUYER's REPRESENTATIVE of the plans and drawings duly submitted to him shall be deemed to be the approval by the BUYER for all purposes of this CONTRACT but such approval (or any deemed approval under Paragraph 3(c) of this Article or omission to return any plans and drawings) shall not diminish the BUILDER's obligation to design and construct the VESSEL in accordance with the requirements of this CONTRACT and the SPECIFICATIONS. The BUYER may request an extension of time for returning plans and drawings, and the BUILDER will not unreasonably withhold agreement to such extension.

(b)
In the event that the BUYER or the BUYER's REPRESENTATIVE fails to return the plans and drawings to the BUILDER within the time limit as hereinabove provided (including any agreed extension), such plans and drawings shall be deemed to have been automatically approved without any comment. In the event the plans and drawings submitted by the BUILDER to the BUYER or the BUYER's REPRESENTATIVE in accordance with this Article do not meet with the BUYER's or the BUYER's REPRESENTATIVE's approval, the BUILDER shall engage with the BUYER's comments and concerns, and the parties shall use all reasonable efforts to resolve those comments and concerns, failing which the matter may be submitted by either party hereto for determination pursuant to Article XIV hereof. If the BUYER's comments on the plans and drawings that are returned to the BUILDER by the BUYER within the said time limit are not clearly specified or detailed, the BUILDER shall request that the BUYER provide further clarification and/or detail and if the BUYER fails to do so the BUILDER shall be entitled to place its own interpretation on such comments in implementing them.
(c)
The BUILDER shall provide plans and drawings to the BUYER as per the Section 0.15 of the SPECIFICATIONS. The BUYER shall be entitled to communicate directly with the CLASSIFICATION SOCIETY and review correspondence between the CLASSIFICATION SOCIETY and the BUILDER which is relevant to the design and/or construction of the VESSEL, and obtain copies of the same.

4.
SALARIES AND EXPENSES

All salaries and expenses of the BUYER's REPRESENTATIVE or any other person or persons employed by the BUYER hereunder shall be for the BUYER's account.

5.
RESPONSIBILITY OF THE BUILDER

(a)
The BUILDER shall provide the BUYER's REPRESENTATIVE and his assistants free of charge with suitably furnished office space at, or in the immediate vicinity of, the SHIPYARD together with access to telephone (including international line for telefax machine), high speed broadband internet and facsimile (colour printer / copier / telefax machine with A3 and A4 printing and copying capabilities) as may be necessary to enable the BUYER's REPRESENTATIVE and his assistants to carry out their work under this CONTRACT. However, the BUYER shall pay for the telephone or facsimile facilities used by the BUYER's REPRESENTATIVE or his assistants, subject to receipt of invoices verifying such charges.

The BUILDER, its employees, agents and subcontractors, during normal working hours and at any other time when work on the VESSEL is being carried out, until delivery of the VESSEL, shall arrange for them to have free and ready access to the VESSEL, her equipment and accessories, and to any other place (except the areas controlled for the purpose of national security) where work is being done, or materials are being processed or stored in connection with the construction of the VESSEL including the premises of subcontractors.

The BUYER's REPRESENTATIVE or his assistants or employees shall observe the rules, regulations and the guidance prevailing at the BUILDER's and its subcontractor's premises, provided it and they have first been notified of the same. The BUILDER shall promptly provide to the BUYER's REPRESENTATIVE or his assistants and ensure that its subcontractors shall promptly provide all such information as he or they may reasonably request in connection with the construction of the VESSEL and her engines, equipment and machinery.

(b)
The BUYER's REPRESENTATIVE and his assistants shall at all times remain the employees of the BUYER. The BUILDER shall not be liable to the BUYER or the BUYER's REPRESENTATIVE or to his assistants or to the BUYER's employees or agents for personal injuries, including death, during the time they, or any of them, are on the VESSEL, or within the premises of either the BUILDER or its subcontractors, or are otherwise engaged in and about the construction of the VESSEL, unless, however, such personal injuries, including death, are caused by negligence of the BUILDER, its subcontractors, or its or their employees or agents. The BUILDER shall not be liable to the BUYER for damage to, or destruction of property of the BUYER or of the BUYER's REPRESENTATIVE or his assistants or the BUYER's employees or agents, unless such damage, loss or destruction is caused by negligence of the BUILDER, its subcontractors, or its or their employees or agents.
(c)
The BUYER shall not be liable to the BUILDER or to the BUILDER's subcontractors, or its or their employees or agents for personal injuries, including death, during the time they, or any of them, are engaged in and about the construction of the VESSEL, unless, however, such personal injuries, including death, are caused by negligence of the BUYER's REPRESENTATIVES or observers attending at the SHIPYARD. The BUYER shall not be liable to the BUILDER for damage to, or destruction of property of the BUILDER, its subcontractors, or its or their employees or agents. unless such damage, loss or destruction is caused by gross negligence or wilful misconduct of the BUYER's REPRESENTATIVES or observers attending at the SHIPYARD.
(d)
The BUILDER shall appoint and maintain (and use reasonable endeavours not to change) a project manager who shall be available to the BUYER's REPRESENTATIVE at all reasonable times during the performance of this CONTRACT.

6.
PROGRAMME AND PROGRESS REPORTS

The BUILDER shall prepare a detailed construction schedule of all major events including the placing of orders for all major equipment and materials (“Planned Programme”) and shall furnish a copy to the BUYER. Without prejudice to the BUILDER’s obligations under this CONTRACT, whenever the actual progress or the expect progress is materially different from the Planned Programme most recently furnished to the BUYER, the BUILDER shall revise the Planned Programme to reflect all such changes that have occurred or are expected and shall immediately send hard copy and digital copy to the BUYER's REPRESENTATIVE, together with an explanation in writing of the reason for such revisions.

During the course of performance of this CONTRACT, the BUILDER shall submit progress reports to the BUYER, initially on a quarterly basis commencing on Steel Cutting of the VESSEL until keel laying of the VESSEL and thereafter on a monthly basis until Delivery which shall include:

(a)
An amended Planned Programme (if applicable);
(b)
An updated construction progress report;
(c)
A report setting out the actual progress in performance of this CONTRACT as compared with the Planned Programme including percentages of the VESSEL, cargo tanks, and other major components that have been completed;
(d)
A summary list of BUYER’s modifications, statutory modifications, or BUILDER’s modifications agreed during the previous quarter or resolved by and expert to the CONTRACT PRICE, capacity, displacement, draught, boil-off, speed, fuel compensation or the Delivery date;
(e)
Photographs showing the progress of construction;
(f)
A report of the delivery of sub-contracted equipment and materials the nature of which shall, for the purposes of such report, be agreed, from time to time, between the BUYER and the BUILDER;
(g)
[***]
(h)
[***]
(i)
[***]

7.
RESPONSIBILITY OF THE BUYER

The BUYER shall undertake and assure that the BUYER's REPRESENTATIVE and his assistants shall carry out their duties hereunder in accordance with the standard shipbuilding practice and in such a way as to avoid any unnecessary increase in building cost, delay in the construction of the VESSEL, and/or any disturbance in the construction schedule of the BUILDER.

The BUILDER, acting reasonably, has the right (by notice in writing, specifying the grounds for the request in adequate detail) to request the BUYER to replace any of the BUYER's REPRESENTATIVE and/or his assistants who are deemed unsuitable and unsatisfactory for the proper progress of the VESSEL’s construction. The BUYER shall investigate the situation by sending its representative(s) to the SHIPYARD and if the BUYER considers that such

BUILDER’s request is justified, the BUYER shall effect the replacement as soon as practically possible.

(End of Article)

ARTICLE V : MODIFICATIONS, CHANGES AND EXTRAS

1.
HOW EFFECTED

(a)
Modifications or changes to the SPECIFICATIONS or the PLAN under which the VESSEL is to be constructed may be made at any time hereafter by written agreement of the parties hereto. The BUILDER shall, as soon as possible, and at any rate within [***] days after receipt of a written request for modifications or changes by the BUYER give the BUYER a written proposal of the consequences of implementing such modifications and/or changes. These consequences shall include adjustment of the CONTRACT PRICE (including a reasonable breakdown of how the costs or savings were calculated), deadweight and/or cubic capacity, speed requirements, the DELIVERY DATE and other terms and conditions of this CONTRACT reasonably required as a result of such modification or change. The BUILDER has [***] the right to continue construction of the VESSEL on the basis of the SPECIFICATIONS and the PLAN until the BUYER has agreed to such adjustments.

(b)
The BUILDER shall be entitled to refuse to make any alteration, change or modification to the SPECIFICATIONS or the PLAN requested by the BUYER, if the BUYER does not agree to the aforesaid adjustments within twenty-one (21) days of the BUILDER's notification of the same to the BUYER (with breakdown of costs or savings), or, if, in the BUILDER's reasonable judgement, the compliance with such request of the BUYER would cause an unreasonable disruption to the normal working schedule of the SHIPYARD.

(c)
The BUILDER shall [***] exert its best efforts to accommodate such request by the BUYER, in either case so that the said alteration, change or modification shall be made at a reasonable cost and within the shortest period of time reasonably possible. The aforementioned agreement to modify and change the SPECIFICATIONS or the PLAN shall be effected by written change orders signed by the authorised representatives of the parties and exchanged by letters or E-mails manifesting the agreement (but subject, in the case of an INITIAL STAGE REQUEST as further provided in paragraph 4 of this Article.

(d)
The letters and E-mails exchanged by the parties pursuant to the foregoing shall constitute an amendment to this CONTRACT, the SPECIFICATIONS or the PLAN under which the VESSEL shall be built. Upon consummation of such an agreement to modify and change this CONTRACT, the SPECIFICATIONS or the PLAN, the BUILDER shall alter the construction of the VESSEL in accordance therewith including any addition to, or deduction from, the work to be performed in connection with such construction.

(e)
Despite any other provision of this Article V, the BUILDER is not entitled to any extension of the DELIVERY DATE by reason of any alteration, change or modification agreed pursuant to an INITIAL STAGE REQUEST, unless it demonstrates that such alteration, change or modification fundamentally alters the nature or characteristics of the VESSEL (e.g increase of cargo capacity to 200,000 CBM, installing additional regasification units).

2.
SUBSTITUTION OF MATERIAL

If any materials, machinery or equipment required for the construction of the VESSEL by the SPECIFICATIONS, the PLAN or otherwise under this CONTRACT cannot be procured in time to meet the BUILDER's construction schedule for the VESSEL, or are in short supply, (in either case, despite being timely ordered) or are unreasonably high in price compared with the prevailing international market price, the BUILDER may supply, subject to the BUYER's prior approval and at no additional cost to the BUYER [***], other materials, machinery or equipment of equal quality and effect meeting the requirements of the CLASSIFICATION SOCIETY, the SPECIFICATIONS and the rules, regulations and requirements with which the construction of the VESSEL must comply.

3.
CHANGES IN RULES AND REGULATIONS;

If the specified rules and regulations with which the construction of the VESSEL is required to comply are altered or changed by the CLASSIFICATION SOCIETY or bodies authorised to make such alterations or changes, either the BUYER or the BUILDER, upon receipt of due notice thereof, shall forthwith give notice thereof to the other party in writing. Thereupon, within Ten (10) days after giving the notice to the BUILDER or receiving the notice from the BUILDER, the BUYER shall advise the BUILDER as to the alterations and changes, if any, to be made on the VESSEL which the BUYER, in its sole discretion, shall decide. The BUILDER shall not be obliged to comply with such alterations or changes if the BUYER fails to notify the BUILDER of its decision within the time limit stated above (unless within such period the BUYER informs the BUILDER that it intends to apply for a waiver from the CLASSIFICATION SOCIETY or applicable regulatory body in respect of such alteration or change, in which case the BUYER shall notify the BUILDER of its decision within ten (10) days after receipt of the decision of the CLASSIFICATION SOCIETY or other regulatory body).

The BUILDER shall keep itself well informed of any changes or alterations in the rules and regulations referred to in this Article V.3.

4.
PROCESS IN THE CASE OF CHANGES DUE TO CHANGES IN RULES AND REGULATIONS AND INITIAL sTAGE REQUESTS

The BUILDER shall unless directed in writing by the BUYER to delay compliance, comply promptly with any request of the BUYER under Paragraph 3 of this Article, [***] provided that the BUILDER and the BUYER shall first endeavour to agree to:

(a)
any increase or decrease in the CONTRACT PRICE of the VESSEL that is occasioned by compliance with the altered or changed rules and regulations or the INITIAL STAGE REQUEST;

(b)
any extension or advancement in the delivery date of the VESSEL that is occasioned by such compliance;

(c)
any increase or decrease in the deadweight and/or cubic capacity of the VESSEL, if such compliance results in any increase or reduction in the deadweight and/or cubic capacity;

(d)
adjustment of the speed requirements if such compliance results in any increase or reduction in the speed; and

(e)
any other alterations in the terms of this CONTRACT, the SPECIFICATIONS or the PLAN, if such compliance makes such alterations of the terms necessary,

If the parties are unable to agree any of the foregoing, the BUILDER shall construct the VESSEL

[***] and the matter shall be resolved, on request of either of them, by dispute resolution in accordance with Article XIV.

Any delay in the construction of the VESSEL caused by the BUYER's delay in making a decision or agreement as above shall constitute a permissible delay under this CONTRACT. Such agreement by the BUYER (unless determined by dispute resolution) shall be effected in the same manner as provided above for modification and change of the SPECIFICATIONS and the PLAN.

4. PAYMENT FOR MODIFICATIONS

Any increase to the CONTRACT PRICE in consequence of a modification or change pursuant to this Article V shall be balanced by adjustment of the instalment of the CONTRACT PRICE due upon delivery of the VESSEL.

(End of Article)

ARTICLE VI : TRIALS AND COMPLETION

1.
NOTICE

When construction and fitting out of the VESSEL have been substantially completed and any other prerequisites for the trials expressly set out in the SPECIFICATIONS have been met, the BUILDER shall carry out, in compliance with the SPECIFICATIONS, cargo tank test, pre-trial of propulsion system, sea trials, GAS TRIAL, PRE-DELIVERY REGAS TRIALS and cryogenic trials (individually a "trial" and collectively "the trials") in respect of the VESSEL, its machinery and equipment, including without limitation its engines, pumps, boilers, fittings and components to demonstrate that the VESSEL and its machinery and equipment are in conformity with the CONTRACT and the SPECIFICATIONS and to further demonstrate that the Vessel and its machinery and equipment function in their intended manner. The trials shall be carried out at the entire risk and expenses of the BUILDER and the safe management, operation and navigation of the VESSEL to, during and from the Trials shall be the sole responsibility of the BUILDER.

At least [***] days prior to the scheduled commencement of cargo tank test, sea trials, GAS TRIAL, PRE-DELIVERY REGAS TRIALS , the BUILDER shall submit to the BUYER for its approval a comprehensive programme for the trials. The programme covering commissioning dock trials, post-sea trials inspection, post-GAS TRIAL inspection and PRE-DELIVERY REGAS TRIALS shall be submitted to the BUYER at least [***] days prior to their commencement.

The BUILDER shall notify the BUYER in writing or by E-mail at least [***] days in advance of the time and place of the trial of the VESSEL. Such notice shall specify the place from which the VESSEL will commence her trial and approximate date upon which the trial is expected to take place. Such date shall be further confirmed by the BUILDER [***] days in advance of the trial in writing or by E-mail.

The BUYER's REPRESENTATIVE, who is to witness the performance of the VESSEL during such trial, shall be present at such place on the date specified in such notice. Should the BUYER's REPRESENTATIVE fail to be present after the BUILDER's due notice to the BUYER as provided above, the BUILDER shall be entitled to conduct such trial with the presence of the representative(s) of the CLASSIFICATION SOCIETY only, without the BUYER's REPRESENTATIVE being present. In such case, the BUYER shall be obliged to accept the results of the trial on the basis of a report (meeting the requirements of Article VI(3)) certified by the BUILDER and the CLASSIFICATION SOCIETY.

2.
WEATHER CONDITION

Sea trials shall be conducted in weather conditions deemed favourable by the BUILDER, acting reasonably. In the event of unfavourable weather on the date specified for the trial, the trial shall take place on the first available day that weather conditions permit. The parties hereto recognise that the weather conditions in the Korean waters, in which the trial is to take place, are such that great changes in weather may arise suddenly without warning and therefore, it is agreed that if, during the trial, the weather should become so unfavourable that the trial cannot be continued, then the trial shall be discontinued and postponed until the first favourable day next following, unless the BUYER shall assent to the acceptance of the VESSEL by notification in writing on the basis of such trial so far conducted prior to such change in weather conditions. Any allowances for such weather conditions necessary for calculation of speed will be conducted in accordance with methods widely accepted in the industry, in accordance with first class shipbuilding practice and as agreed between the parties. Any delay of the trial caused by such unfavourable weather conditions shall also be a permissible delay operate to extend the delivery date of the VESSEL for the period of delay occasioned by such unfavourable weather conditions, as provided in Article VIII.

3.
HOW CONDUCTED

All expenses in connection with the trials of the VESSEL are to be for the account of the BUILDER, which, during the trials, is to provide at its own expense the necessary crew to comply with conditions of safe navigation. The trials shall be conducted in the manner prescribed in this CONTRACT and the SPECIFICATIONS, and shall prove fulfilment of the performance requirements of the trials as set forth in the SPECIFICATIONS.

The BUILDER shall be entitled to conduct preliminary sea trials, during which the propulsion plant and/or its appurtenance shall be adjusted according to the BUILDER's judgement. The

BUYER's Representative and its assistants shall be entitled to attend such preliminary sea trials without interference. The BUILDER shall have the right to repeat any trial whatsoever as it deems necessary. The sea trials, gas trial and pre-delivery regas trial shall be carried out only after satisfactory completion of the commissioning programme and dock trials and shall be carried out at the entire risk and expense of the BUILDER. Following the completion of the each of the trial and the GAS TRIAL and the pre-delivery regas trial, the BUILDER shall provide to the BUYER a full written report setting out the results of the trial or the GAS TRIAL or the PRE-DELIVERY REGAS TRIALS (as applicable) and attaching all attaching all readings and measurements taken in the course of the trial or GAS TRIAL or PRE-DELIVERY REGAS TRIALS.

4.
GAS TRIAL

Following completion of the sea trial, the BUILDER shall obtain and load the VESSEL with a quantity of LNG necessary for the purpose of carrying out the gas trial for the VESSEL in accordance with the SPECIFICATIONS (the “GAS TRIAL”). The BUILDER shall bear the cost of the GAS TRIAL including the obtaining and loading of the LNG, together with the equipment required for testing the cargo system. The BUILDER shall also bear the cost of gases consumed during the course of the GAS TRIAL and the costs associated with the use of the gas terminal including port charges or LNG bunkering vessel. Following completion of the GAS TRIAL, the VESSEL, its cargo tanks and its appurtenances shall be inspected in accordance with the SPECIFICATIONS.

5.
THE LOCATION OF THE VESSEL for and AFTER GAS TRIALS

The VESSEL will be built, launched and constructed in the BUILDER’s SHIPYARD in Ulsan, Korea (hereinafter called the "ULSAN SHIPYARD") before trial and the BUILDER at its own discretion and risk has right to move the VESSEL to quayside of the BUILDER’s SHIPYARD in Gunsan, Korea (hereinafter called the "GUNSAN SHIPYARD") after completion of trial run and GAS TRIAL depending on the BUILDER’s operation plan and schedule of the ULSAN SHIPYARD.

If BUILDER decides that the VESSEL has to move to the GUNSAN SHIPYARD as above, then the BUILDER shall notify the BUYER in writing of its decision [***] the BUILDER shall conduct all of remaining works at the GUNSAN SHIPYARD and the VESSEL shall be delivered by the BUILDER to the BUYER at the GUNSAN SHIPYARD as per Article VII.

6.
PRE-DELIVERY REGAS TRIALS DURING GAS TRIAL

The BUILDER shall, in addition to conventional sea and gas trials, organise further testing of the VESSEL to ensure that the VESSEL is capable of regasifying LNG and discharging regasified LNG (the "PRE-DELIVERY REGAS TRIALS") as per Section 6.10.8.1 (“Performance Test during Gas Trial”) in the SPECIFICATIONS.

The parties shall work out and agree a detailed testing programme for the PRE-DELIVERY REGAS TRIALS in accordance with the provisions of this CONTRACT and the SPECIFICATIONS.

7.
CONSUMABLE STORES

The BUILDER shall load the VESSEL with the required quantity of fuel oil, lubricating oil and greases, fresh water, urea and other stores necessary to conduct the commissioning of the relevant equipment/machineries and trials as set forth in the SPECIFICATIONS. The necessary ballast (fuel oil, fresh water and such other ballast as may be required) to bring the VESSEL to the trial load draft, as specified in the SPECIFICATIONS, shall be supplied and paid for by the BUILDER whilst lubricating oil, greases and urea shall be supplied by way of a barge, tank lorry and/or truck in accordance with the normal shipbuilding practice and paid for by the BUYER within the time advised by the BUILDER for the conduct of commissioning and trials as well as for use before the delivery of the VESSEL to the BUYER. The fuel oil as well as lubricating oil and greases shall be in accordance with the specifications of the main diesel generator engine and other machinery and the BUYER shall decide and advise the BUILDER of the supplier's name for lubricating oil and greases before the work commencement of the VESSEL, provided that the supplier shall be acceptable to the BUILDER and the makers of all the machinery.

Any fuel oil, fresh water or other consumable stores furnished and paid for by the BUILDER for the trials remaining on board the VESSEL, at the time of acceptance of the VESSEL by the BUYER, shall be bought by the BUYER from the BUILDER at the BUILDER's documented purchase price for such supply in Korea and payment by the BUYER thereof shall be made at the time of delivery of the VESSEL. The BUILDER shall pay the BUYER at the time of delivery of the VESSEL for the consumed quantity of any lubricating oil, greases and urea which were furnished and paid for by the BUYER at the BUYER's purchase price thereof. The consumed quantity of lubricating oils, greases and urea shall be calculated on the basis of the difference between the remaining amount, including the same remaining in the main diesel generator engine, other machinery and their pipes, stern tube and the like, and the supplied amount.

8.
ACCEPTANCE OR REJECTION EXCLUDING PERFORMANCE ACCEPTANCE TESTS

(a)
If, during any trial, any breakdown occurs entailing interruption or irregular performance which can be repaired on board, the trial shall be continued after such repairs and be valid in all respects.

(b)
However, if, during or after the trial, it becomes apparent that the VESSEL or any part of her equipment requires alterations or corrections which but for this provision would or might entitle the BUYER to cancel this CONTRACT, the BUILDER shall notify the BUYER promptly in writing or by E-mail to such effect and shall simultaneously advise the BUYER of the estimated additional time required for the necessary alterations or corrections to be made.

(c)
The BUYER shall, within [***] days after receipt of both reports required by Article VI(3) (or as the case may be, the report under Article VI(8)(d), notify the BUILDER in writing of its acceptance of the VESSEL or of the details in respect of which the VESSEL does not conform to the SPECIFICATIONS or this CONTRACT (whether or not such nonconformities were identified in the trial or GAS TRIAL or PRE-DELIVERY REGAS TRIAL).

(d)
If the BUYER rejects the VESSEL under Article VI(8)(c) the BUILDER shall make such alterations or changes as may be necessary to correct all such non-conformities notified by the BUYER in its notice, and shall prove the fulfilment of this CONTRACT and the SPECIFICATIONS by such further tests or trials as may be necessary upon completion of such alterations or changes. The BUILDER shall not be required to give notice of such further test or trials under Article VI. 1, but shall give the notice required under Article IV.2. Following such further test or trials, the BUILDER shall deliver to the BUYER a report on the same complying with the requirements of Article VI(3), and the BUYER shall notify acceptance or rejection of the VESSEL in accordance with (and within the time limits provided in) Article VI(8)(c).

(e)
The process described in Articles VI(8)(c) and (d) shall be repeated until the VESSEL is accepted, but (for the avoidance of doubt) this is without prejudice to the BUYER's rights under Articles III(1) and VIII(3).

(f)
However, the BUYER shall not be entitled to reject the VESSEL by reason of any minor or insubstantial items judged from the point of view of standard shipbuilding and shipping practice as not being in conformity with the SPECIFICATIONS (hereinafter called "Minor Item(s)"), but, in that case, the BUILDER shall not be released from the obligation to correct and/or remedy such Minor or Items and shall do so before delivery (if this would not cause delay in delivery, otherwise as soon as practicable after the delivery of the VESSEL. Without prejudice to the foregoing, an item shall not be regarded as a Minor Item if such item:
(i)
adversely affects the safety or seaworthiness of the VESSEL;
(ii)
prevents the issue by the CLASSIFICATION SOCIETY or other relevant regulatory bodies of certificates confirming the VESSEL's compliance (free from conditions, recommendations and qualifications and free from operating restrictions) with the rules and regulations of the CLASSIFICATION SOCIETY or other such body; or
(iii)
would, by itself or as a result of the work required to remedy the relevant item, affect the normal and/or lawful operation of the VESSEL in its intended service.

9.
EFFECT OF ACCEPTANCE

The BUYER's written or E-mailed notification of acceptance delivered to the BUILDER as above provided, shall be final and binding insofar as conformity of the VESSEL with the SPECIFICATIONS is concerned (save for Minor Items and without limitation to the obligations of the BUILDER under Article X below and otherwise after delivery of the VESSEL) and shall preclude the BUYER from refusing formal delivery of the VESSEL as hereinafter provided, if the BUILDER complies with all conditions of delivery, as herein set forth.

If the BUYER fails to notify the BUILDER of its acceptance or rejection of the VESSEL as hereinabove provided, the BUYER shall be deemed to have accepted the VESSEL. Nothing contained in this Article shall preclude the BUILDER from exercising any and all rights which the BUILDER has under this CONTRACT if the BUILDER disagrees with the BUYER's rejection of the VESSEL or any reasons given for such rejection, including arbitration provided in Article XIV hereof.

(End of Article)

ARTICLE VII : DELIVERY

1.
TIME AND PLACE

The VESSEL shall be delivered by the BUILDER to the BUYER at the SHIPYARD, safely afloat on or before June 30, 2026 (the “DELIVERY DATE”) after completion of satisfactory trials and acceptance by the BUYER in accordance with the terms of Article VI, except that, in the event of delays in delivery of the VESSEL by the BUILDER due to causes which under the terms of this CONTRACT permit extensions of the time for delivery of the VESSEL, the DELIVERY DATE shall be extended accordingly.

2.
WHEN AND HOW EFFECTED

Provided that the BUYER shall concurrently with delivery of the VESSEL pay or release to the BUILDER the Fifth Instalment as set forth in Article XI.2. hereof and shall have fulfilled all of its obligations provided for in this CONTRACT, delivery of the VESSEL shall be forthwith effected upon acceptance thereof by the BUYER, as hereinabove provided, by the concurrent delivery by each of the parties hereto to the other of a Protocol of Delivery and Acceptance acknowledging delivery of the VESSEL by the BUILDER and acceptance thereof by the BUYER, which shall be prepared in duplicate and signed by each of the parties hereto.

3.
DOCUMENTS TO BE DELIVERED TO THE BUYER

Upon delivery and acceptance of the VESSEL, the BUILDER shall deliver to the BUYER the following documents, which shall accompany the aforementioned Protocol of Delivery and Acceptance:

(a)
Protocol of Trials of the VESSEL made pursuant to this CONTRACT and the SPECIFICATIONS,

(b)
Protocol of Inventory of the equipment of the VESSEL, including spare parts, all as specified in the SPECIFICATIONS,

(c)
Protocol of Stores of Consumable Nature, such as all fuel oil and fresh water remaining in tanks if its cost is charged to the BUYER under Article VI.5. hereof,

(d)
Drawings and Plans pertaining to the VESSEL as stipulated in the SPECIFICATIONS, which shall be furnished to the BUYER at no additional cost,

(e)
All certificates required to be furnished upon delivery of the VESSEL pursuant to this CONTRACT, the SPECIFICATIONS and the customary shipbuilding practice, including

(i)
Classification Certificate
(ii)
Safety Construction Certificate
(iii)
Safety Equipment Certificate
(iv)
Safety Radio Certificate
(v)
International Loadline Certificate
(vi)
International Tonnage Certificate
(vii)
notarised (confirming both the identity and authority of all signatories) and apostilled or legalised (according to the requirements of the VESSEL's registry) BUILDER's Certificate
(viii)
Ship Sanitation Control Exemption Certificate
(ix)
any other documents reasonably required to meet the requirements of the VESSEL's registry (as notified by the BUYER to the BUILDER no later than ninety (90) days prior to the scheduled delivery date)
(x)
any certificates relating to the VESSEL's ability to regasify LNG and discharge regasified LNG (as set out in the SPECIFICATIONS)

However, it is agreed by the parties that if permanent certificates are not available from the Classification Society at the time of delivery of the VESSEL, provisional certificates shall be accepted by the BUYER, provided that (i) such provisional certificates are acceptable to the

VESSEL's flag state, are free of recommendations and operating restrictions (as more particularly described in Section 0.6 of the SPECIFICATIONS) and do not affect the normal and/or lawful operation of the VESSEL in its intended service and (ii) the BUILDER shall furnish the BUYER with permanent certificates as promptly as possible and in any event before expiry of the provisional certificates.

(f)
Declaration of Warranty of the BUILDER that the VESSEL is delivered to the BUYER free and clear of any liens, claims, mortgages, or other encumbrances upon the BUYER's title thereto, and in particular, that the VESSEL is absolutely free of all burdens in the nature of imposts, taxes, duties or charges imposed by the prefecture or country of the port of delivery, as well as of all liabilities of the BUILDER to its subcontractors and employees and of all liabilities arising from the operation of the VESSEL in trials, or otherwise, prior to delivery.

4.
TENDER OF THE VESSEL

If the BUYER fails to take delivery of the VESSEL after completion thereof according to this CONTRACT and the SPECIFICATIONS, the BUILDER shall have the right to tender delivery of the VESSEL after compliance with all procedural requirements as provided above.

5.
TITLE AND RISK

Title and risk shall pass to the BUYER upon delivery of the VESSEL being effected as stated above and the BUILDER shall be free of all responsibility or liability whatsoever related with this CONTRACT except for the warranty of quality contained in Article X and the obligation to correct and/or remedy any Minor Items, as provided in Article VI.6 and its obligations under Article III in respect of the GUARANTEED BOIL-OFF RATE and Article IX in respect of PERFORMANCE ACCEPTANCE TESTS, it being expressly understood that, until such delivery is effected, the VESSEL and equipment thereof are at the entire risk of the BUILDER including but not confined to, risks of war, insurrection and seizure by governments or authorities, whether Korean or foreign, and whether at war or at peace. The title to the BUYER's SUPPLIES as provided in Article XIII shall remain with the BUYER and the BUILDER's responsibility for such BUYER's SUPPLIES shall be as described in Article XIII.2.

From the time of keel laying until the VESSEL is delivered to the BUYER, the BUILDER shall effect and maintain at no cost to the BUYER, Builder’s Risk Insurance for the VESSEL and the BUYER's SUPPLIES. Such Builder’s Risk Insurance shall:

(a) be on terms no less wide than Institute Clauses for Builder’s Risk terms (1/6/88) including Institute War and Institute Strike Clause;

(b) be in an amount not less than the aggregate of the payments made by the BUYER to the BUILDER plus the value of the BUYER's SUPPLIES at the SHIPYARD; and

(c) note the interest of the BUYER under the policy.

If the BUYER so requests, the BUILDER shall at the BUYER's cost procure insurance on the VESSEL and all her parts, materials, machinery and equipment against other risks not provided in this paragraph 5 of this Article. the cost of such insurance shall be reimbursed to the BUILDER by the BUYER upon delivery of the VESSEL.

6.
partial loss

In the event that the VESSEL is at any time prior to delivery damaged and provided such damage does not constitute a total loss of the VESSEL, the BUILDER shall make good such damage and shall apply any amounts recovered under the insurance referred to in Article VII.5 to the costs of any repair or replacement. Such damage shall be made good so as to comply with this CONTRACT and the SPECIFICATIONS and all repairs shall be carried out in compliance with the requirements of the CLASSIFICATION SOCIETY and other applicable regulatory bodies without qualification.

7.
REMOVAL OF THE VESSEL

The BUYER shall take possession of the VESSEL immediately upon delivery thereof and shall remove the VESSEL from the SHIPYARD within Three (3) days after delivery thereof is effected. Port dues and other charges levied by the Korean authorities after delivery of the VESSEL and any other costs related to the removal of the VESSEL shall be borne by the BUYER.

(End of Article)

ARTICLE VIII : DELAYS AND EXTENSIONS OF TIME (FORCE MAJEURE)

1.
CAUSES OF DELAY (FORCE MAJEURE)

If, at any time after signing this CONTRACT, either the construction or delivery of the VESSEL or any performance required hereunder as a prerequisite to the delivery thereof is delayed by any of the following events:

namely war, acts of state or government, blockade, revolution, insurrections, mobilisation, civil commotion, riots, strikes, lockout, or industrial unrest, sabotage, acts of god or public enemy, plague or other epidemics [***], quarantines, shortage or prolonged failure of electric current, freight embargoes, or delays or defects in the BUYER's SUPPLIES as stipulated in Article XIII, care or earthquakes, tidal waves, typhoons, hurricanes, prolonged or unusually severe (by reference to what can reasonably be anticipated at the BUILDER's premises at the time of year of such occurrence) weather conditions or destruction of the premises or works of the BUILDER or its subcontractors, or of the VESSEL, or any part thereof, by fire, landslides, flood, lightning, explosion (and in each case without the default or negligence of the BUILDER and its subcontractors), or delays in the BUILDER's other commitments resulting from any such causes as described in this Article which in turn delay the construction of the VESSEL or the BUILDER's performance under this CONTRACT, or the BUYER's breach of this CONTRACT or other act of prevention not expressly provided for in this CONTRACT, or other causes beyond the control of the BUILDER, or its subcontractors, as the case may be, then, in the event of delays due to the happening of any of the aforementioned contingencies, (each a "Force Majeure Event")

the DELIVERY DATE of the VESSEL under this CONTRACT shall be extended for a period of time by which completion or delivery of the VESSEL is thereby delayed which shall not exceed the total accumulated time of all such delays,

Subject however, to the following conditions:

(i)
the Force Majeure Event or the delay in question was not reasonably foreseeable at the date of this CONTRACT and was not caused or contributed to in whole or part by any act and/or omission of the BUILDER or its suppliers or subcontractors;
(ii)
the BUILDER has taken and continues to take all reasonable steps to mitigate the effects of the Force Majeure Event and resulting delay;

(iii)
the BUILDER shall have diligently kept under review its own circumstances and those of its subcontractors and suppliers, so as to be aware of any actual or potential Force Majeure Event and its effects as early as reasonably practicable; and

(iv) the BUILDER complies with Article VIII.2.

For the avoidance of doubt the following shall not constitute Force Majeure Events (whether or not they would otherwise have done so):

(a) shortages in materials, increases in labour or materials costs, and/or financial stress or difficulties of the BUILDER or its suppliers or subcontrators and/or exchange rate movements;

(b) failures by subcontractors and suppliers (unless themselves caused by circumstances which would themselves have constituted Force Majeure Events);

(c) delays on the part of the CLASSIFICATION SOCIETY (unless caused by circumstances which would themselves have constituted Force Majeure Events); or

(d) [***]

The maximum period of delay which may be claimed by the BUILDER during the period of this CONTRACT in respect of [***]

2.
NOTICE OF DELAYS

As soon as practicably possible, but no more than ten (10) days after commencement of any delay on account of which the BUILDER claims that it is entitled under this CONTRACT to an extension of the DELIVERY DATE of the VESSEL, excluding delays due to arbitration, the BUILDER shall advise the BUYER in writing or by E-mail of the date such delay commenced, the reasons thereof and, if possible, its estimated duration of the probable delay in the delivery of the VESSEL, and shall supply the BUYER, if reasonably available, with evidence to justify the delay claimed. The failure by the BUILDER to provide notice complying with this paragraph to the BUYER within such period shall preclude the BUILDER from claiming an extension of the DELIVERY DATE in respect of the event, occurrence or circumstance giving rise to the delay in question.

Within fifteen (15) days after such delay ends, the BUILDER shall likewise advise the BUYER in writing or by E-mail of the date that such delay ended, and also, shall specify the maximum period of time by which the BUILDER claims the DELIVERY DATE should be extended by reason of such delay. Failure of the BUYER to object to the BUILDER's notification of any claim for extension of the date for delivery of the VESSEL within seven (7) days after receipt by the BUYER of such notification of the ending of the delay shall be deemed to be a waiver by the BUYER of its right to object to such extension.

3.
RIGHT TO CANCEL FOR EXCESSIVE DELAY

If the total accumulated time of (a) all permissible delays in accordance with Article VIII.1 above or (b) permissible delays in accordance with Article VIII.1 above and non permissible delays, excluding delays due to (i) arbitration under Article XIV, (ii) the BUYER's defaults under Article XII, (iii) modifications and changes under Article V or (iv) delays or defects in the BUYER's SUPPLIES as stipulated in Article XIII, aggregates [***] days or more then, the BUYER may, at any time thereafter, cancel this CONTRACT by giving a written notice of cancellation to the BUILDER. Such cancellation shall be effective as of the date the notice thereof is received by the BUILDER.

If the BUYER has not served the notice of cancellation as provided in the above or Article III.1. hereof, the BUILDER may, at any time after the BUYER's right of cancellation has arisen, notify the BUYER of the future date upon which the BUILDER estimates the VESSEL will be ready for delivery and demand in writing or by E-mail that the BUYER make an election either to cancel this CONTRACT or to consent to the delivery of the VESSEL at such future date, in which case the BUYER shall, within twenty-one (21) days after receipt of such demand, make and notify the BUILDER of such election. If the BUYER elects to consent to the delivery of the VESSEL at such future date (or other future date as the parties may agree):

(a)
Such future date shall become the contractual delivery date for the purposes of this CONTRACT and shall be subject to extension by reason of permissible delays as herein provided;

(b)
If the VESSEL is not delivered by such revised contractual delivery date (as extended by reason of permissible delays), the BUYER shall have the same right of cancellation upon the same terms as provided in the above and Article III. 1.; and
(c)
[***]

If the BUYER shall not make an election within twenty-one (21) days as provided hereinabove, the BUYER shall be deemed to have accepted such extension of the DELIVERY DATE to the future delivery date indicated by the BUILDER.

When proposing any revised contractual delivery date, the BUILDER shall propose the earliest reasonably practicable delivery date and shall provide to the BUYER a construction schedule which sets out in reasonable detail the timetable for the remainder of the build.

4.
DEFINITION OF PERMISSIBLE DELAYS

Delays on account of all permissible delays in accordance with Article VIII.1 above shall be understood to be permissible delays, and are to be distinguished from non-permissible unauthorised delays on account of which the CONTRACT PRICE of the VESSEL is subject to adjustment as provided in Article III hereof.

(End of Article)

ARTICLE IX : COMMISSIONING AND POST-DELIVERY TRIALS

1.
At a date and place to be informed by the BUYER with fourteen (14) prior notice to the BUILDER after the delivery date of the VESSEL, the BUYER shall conduct a commissioning of the regasification equipment at regasification terminal (the “REGAS COMMISSIONING”).

The REGAS COMMISSIONING shall take place in accordance with the procedure and timeline stipulated in the SPECIFICATIONS. The BUILDER shall provide to BUYER all assistance reasonably required by the BUYER in respect of the REGAS COMMISSIONING and shall work with the BUYER and its representative(s) to ensure the VESSEL is fully operational.

2.
During the REGAS COMMISSIONING, a full capacity test of the regasification equipment shall be carried out by the BUYER with assistance from the BUILDER to confirm compliance with this CONTRACT and the SPECIFICATIONS (the “PERFORMANCE ACCEPTANCE TEST”) including without limitation with the following criteria:

.

Item	Regasfication Performance Acceptance Test Criteria	Allowable Margin	Liquidated Damages Payable for Performance Outside Allowable Margin	Maximum Excess or Deficiency (“Maximum LD Coverage")
Regasification send out (65-100barg/+5℃ at discharge manifold)	[***]	[***]	USD [***]	[***]
Regasification send out (65- 100barg/+5℃ at discharge manifold)	[***]	[***]	USD [***]	[***]

[***]	[***]	[***]	USD [***]	[***]
[***]

* In the event of deficiency of the VESSEL's Regasification send out as above, the BUYER shall receive liquidated damages only once for the greater deficiency of the two values among [***] and [***].

3.
The test procedure for the PERFORMANCE ACCEPTANCE TEST shall be produced jointly by the BUILDER and the BUYER. The BUILDER shall produce the test procedure for the VESSEL and shall submit it to the BUYER Eight (8) months prior to the delivery date of the VESSEL. The BUYER shall produce the test procedure for the shore-side infrastructure and shall submit it to the BUILDER Eight (8) months prior to the delivery date of the VESSEL. The parties shall mutually agree the entire test procedure Six (6) months prior to the delivery date of the VESSEL.

4.
For purposes of conducting the REGAS COMMISSIONING and PERFORMANCE ACCEPTANCE TEST, the BUYER shall at its own cost procure that the VESSEL shall proceed to the regasification terminal, have LNG onboard and the regas unit has been cooled down. During the REGAS COMMISSIONING and PERFORMANCE ACCEPTANCE TEST, the safe management, operation and navigation of the VESSEL shall be the sole responsibility of the BUYER. Notwithstanding the foregoing, the BUILDER shall dispatch, at its own expense, a reasonably required number of the main equipment supplier’s engineers on board the VESSEL in the manner described in the SPECIFICATIONS and the agreed detailed procedures of PERFORMANCE ACCEPTANCE TEST. However, if the PERFORMANCE ACCEPTANCE TEST is delayed for reasons not under the BUILDER’s control, then the additional expense for the main equipment suppliers’ engineers incurred from such delay shall be borne by the BUYER.

5.
The PERFORMANCE ACCEPTANCE TEST shall take place (if practicable in BUYER's sole discretion) during one of the initial regas operations for the VESSEL after the delivery of the VESSEL and shall be completed no later than [***] after the delivery of the VESSEL. [***] The BUYER shall start the PERFORMANCE ACCEPTANCE TEST as soon as practicable (in its sole discretion) within time limits as above. If the PERFORMANCE ACCEPTANCE TEST cannot be started within [***] after the delivery of the VESSEL, then the liquidated damages in paragraph 2 above shall not be enforced or be payable by the BUILDER and the BUILDER shall be free from any obligation to assist the BUYER in the PERFORMANCE ACCEPTANCE TEST, save where the failure to commence the PERFORMANCE ACCEPTANCE TEST has been caused solely by the BUILDER's failure to dispatch engineers in accordance with paragraph 4 above.
6.
There may be up to three (3) PERFORMANCE ACCEPTANCE TESTS.
7.
The first PERFORMANCE ACCEPTANCE TEST shall be conducted as soon as possible by the BUYER with all due co-operation of, assistance from the BUILDER in the manner prescribed in the SPECIFICATIONS and in accordance with the detailed scope and procedures agreed pursuant to paragraph 3 above, and shall prove fulfillment of (or non-compliance with) the Regasification Performance Criteria for the VESSEL as set forth in the table at paragraph 2 above.
8.
If the result of the first PERFORMANCE ACCEPTANCE TEST is that the VESSEL meets all of the Regasification Performance Criteria, within the Allowable Margin, specified in the above table, the BUYER and the BUILDER shall sign the Acceptance Certificate of PERFORMANCE ACCEPTANCE TESTs in the form of Exhibit C to this CONTRACT.
9.
If the result of the first PERFORMANCE ACCEPTANCE TEST is that the VESSEL does not meet all of the Regasification Performance Criteria, within the Allowable Margin, specified in the above table due to reasons for which BUILDER is solely responsible as part of warranty obligation under Article IX, the BUYER shall (acting reasonably), within three (3) Business Days, unless otherwise mutually agreed within reason, of the result of the first PERFORMANCE ACCEPTANCE TEST elect either:

(i) to require a second PERFORMANCE ACCEPTANCE TEST; or

(ii) to require remedial work to be carried out with a view to enabling the VESSEL to achieve the Regasification Performance Criteria, within the Allowable Margin, specified in the table at paragraph (a) above, provided that in the event that failure of the PERFORMANCE ACCEPTANCE TEST is due to reasons of for which BUYER is responsible, BUYER shall bear all the costs and expenses of the BUILDER in connection with PERFORMANCE ACCEPTANCE TEST.

10.
If the BUYER elects to require remedial work to be carried out in accordance with sub paragraph 9(ii):

(i) the BUYER shall consult and agree with the BUILDER, for a period not exceeding five (5) days, as to the manner in which such work is to be carried out, including whether it is to be carried out at a ship repair yard or on board;

(ii) all repair costs and expenses (excluding all costs and expenses in connection with preparing VESSEL's readiness for repair and any consequential or special losses, damages or expenses) of such remedial work to be carried out in accordance with sub paragraph (j) (ii) shall be borne by the BUILDER, and;

(iii) The BUILDER and the BUYER shall co-operate with each other with its reasonable endeavors and BUILDER shall exercise its reasonable endeavors to perform the remedial work as soon as possible.

11.
A second PERFORMANCE ACCEPTANCE TEST shall be conducted in the case of an election by the BUYER to require remedial work to be carried out in accordance with sub paragraph 10 above. As soon as practicable after completion of such work both parties shall co-operate with each other with its reasonable endeavors and BUILDER shall exercise its reasonable endeavors to conduct the second PERFORMANCE ACCEPTANCE TEST as soon as possible.
12.
If the result of the second PERFORMANCE ACCEPTANCE TEST is that the VESSEL meets all of the Regasification Performance Criteria, within the Allowable Margin, specified in the above table, the BUYER and the BUILDER shall sign the Acceptance Certificate of PERFORMANCE ACCEPTANCE TESTs in the form of Exhibit C to this CONTRACT.
13.
If the result of the second PERFORMANCE ACCEPTANCE TEST is that the VESSEL does not meet all of the Regasification Performance Criteria, within the Allowable Margin, specified in the table at paragraph (a) above due to reasons for which BUILDER is solely responsible as part of warranty obligation under Article X, the BUYER shall (acting reasonably), within three (3) Business Days, unless mutually agreed otherwise within reason, of the result of the second PERFORMANCE ACCEPTANCE TEST elect either:
(i)
to require a third PERFORMANCE ACCEPTANCE TEST; or

(ii)
to require remedial work to be carried out with a view to enabling the VESSEL to achieve the Regasification Performance Criteria, within the Allowable Margin, specified in the above table,

provided that in the event that failure of the PERFORMANCE ACCEPTANCE TEST is due to reasons of for which BUYER is responsible, BUYER shall bear all the costs and expenses of the BUILDER in connection with PERFORMANCE ACCEPTANCE TEST.

14.
If the BUYER elects to require remedial work to be carried out in accordance with sub paragraph 13(ii) above:

(i) the BUYER shall consult and agree with the BUILDER for a period, not exceeding ten (10) days, as to the manner in which such work is to be carried out, including whether it is to be carried out at a ship repair yard or on board;

(ii) all repair costs and expenses (excluding all costs and expenses in connection with preparing VESSEL's readiness for repair and any consequential or special losses, damages or expenses) of such remedial work to be carried out in accordance with sub paragraph 14(i) shall be borne by the BUILDER, and;

(iii) a third PERFORMANCE ACCEPTANCE TEST shall be conducted in the case of an election by the BUYER to require remedial work to be carried out in accordance with paragraph (13(i), as soon as practicable after completion of such work.

15.
If the result of the third PERFORMANCE ACCEPTANCE TEST is that the VESSEL meets all of the Regasification Performance Criteria, within the Allowable Margin, specified in the table at paragraph 2 above, the BUYER and the BUILDER shall sign the Acceptance Certificate of PERFORMANCE ACCEPTANCE TESTs in the form of Exhibit C to this CONTRACT.
16.
If, following the third PERFORMANCE ACCEPTANCE TEST, with respect to all Items in the table in paragraph 2 above, the VESSEL does not meet the Regasification Performance Criteria within the Allowable Margin specified in the table due to reasons for which BUILDER is solely responsible as part of warranty obligation under Article IX, the BUILDER shall pay the BUYER as liquidated damages (not as a penalty) in U.S. Dollars, an amount calculated by multiplying the actual excess or deficiency outside the Allowable Margin by the appropriate "Liquidated Damages Payable for Performance Outside Allowable Margin" in the above table up to the Maximum Excess or Deficiency ("Maximum LD Coverage"), [***].'
17.
The total aggregate amount of liquidated damages payable to the BUYER for all the Items indicated in the above table shall not exceed US $[***] (United States Dollars [***] only), which sum plus including the cost of the remedial work shall be the sole liability of the BUILDER and the sole remedy of the BUYER.

BUILDER shall upon payment of such sums as applicable under this Article IX.6 above have no further liability in respect of any deficiency in the performance of the send-out rate of the regasification system; provided that any payment under this Article IX.6 shall not relieve the BUILDER from its obligations under Article X in respect of the VESSEL and/or the regasification system.

18.
The amount of the liquidated damages for any deficiency under this Article IX shall be paid by the BUILDER to the BUYER, if applicable, within Fifteen (15) business days of receipt by the BUILDER of an invoice for the said liquidated damages.

(End of Article)

ARTICLE X : WARRANTY OF QUALITY

1.
GUARANTEE OF MATERIAL AND WORKMANSHIP

The BUILDER for the period of [***] months from the date of delivery of the VESSEL to the BUYER (such period, subject as further provided in this Article X the "Guarantee Period"), guarantees the VESSEL and all parts and equipment thereof against all defects which are directly due to defective design, materials, construction miscalculation and/or poor workmanship or omitted work. The BUILDER shall be entitled to perform its guarantee obligations under this Article through its affiliate company, Hyundai Global Service Co., Ltd. (hereinafter called "HGS") provided that (i) the BUILDER shall be jointly and severally liable with HGS for the performance of the guarantee obligations, (ii) the BUILDER shall procure that HGS performs the guarantee obligations promptly and in accordance with this Article X and (iii) if HGS shall cease to exist or operate, any notice to be given to HGS may instead by given to the BUILDER.

For the avoidance of doubt, and without limiting the above, the BUILDER and HGS will be responsible for, and the guarantee obligations under this Article X extend to, all machinery or parts of machinery and all constructions which are supplied by subcontractors on the terms set out in this Article X.

The guarantee obligations also apply to any defect in any repair, remedy or replacement effected by the BUILDER or HGS, and the Guarantee Period in respect of such repair, remedy or replacement shall end on the later of (i) [***] months after delivery of the VESSEL to the BUYER and (ii) [***] months after the completion of the repair, remedy or replacement, provided that the Guarantee Period shall not extend beyond [***] months from delivery of the VESSEL to the BUYER[***]. ..

Without prejudice to any other rights the BUYER may have under this CONTRACT, following the expiry of the Guarantee Period, the BUILDER shall assign (to the extent to which it may validly do so, having used all reasonable efforts to procure that it may validly do so) to the BUYER, or as the BUYER may direct, the right, title and interest of the BUILDER in and to all residual guarantees or warranties given by the sub-contractors or suppliers of any of the materials or equipment used in the construction of the VESSEL.

2.
NOTICE OF DEFECTS

The BUYER or its duly authorised representative will notify the HGS in writing or by E-mail promptly after discovery of any defect for which a claim is to be made under this guarantee.

The BUYER's written notice shall include full particulars as to the nature of the defect and the extent of the damage caused thereby, but excluding consequential damage as hereinafter provided. Save as provided in paragraph 3 of this Article X, the BUILDER and HGS will be under no obligation with respect to this guarantee in respect of any claim for defects discovered prior to the expiry of the Guarantee Period, unless notice of such defects is received by the HGS before the expiry date. However, written or E-mailed advice received by HGS within Three (3) days after such expiry date that a claim is forthcoming will be sufficient compliance with the requirement as to time, provided that such E-mailed advice shall include at least a brief description of the defect including the identity of the equipment, extent of damage, name and number of any replacement part and description of any remedial work required, and that full particulars are given to HGS not later than Seven (7) days after the expiry date.

3.
[***]

The BUILDER further guarantees the VESSEL against defects which are due to defective materials, workmanship, construction, design, installation or any failure to comply with the Maker's recommendations or suppliers of any materials or equipment relating to the VESSEL, [***].

(i)
[***];

(ii) the onus shall be on the BUYER to establish [***], failing which the BUILDER shall be under no liability in respect thereof;

(ii)
[***].
4.
REMEDY OF DEFECTS

(b)
BUILDER shall remedy or procure that HGS remedies, at its expense, any defects, against which the VESSEL is guaranteed under this Article, by making all necessary and reasonably practicable repairs or replacements at the SHIPYARD or elsewhere as provided for in (b) hereinbelow.

In such case, the VESSEL shall be taken at the BUYER's cost and responsibility to the place selected, ready in all respects for such repairs or replacements and in any event, the BUILDER and HGS shall not be responsible for towage, dockage, wharfage, port charges and anything else incurred for the BUYER's getting and keeping the VESSEL ready for such repairing or replacing.

(c)
If it is impractical (which shall include, but not be limited to, an emergency or the demands of the VESSEL's commitments, or the distance from the SHIPYARD) to bring the VESSEL to the SHIPYARD, the BUYER may cause the necessary repairs or replacements to be made elsewhere in any facility or location which is deemed by the BUYER with the consent of the BUILDER or HGS which shall not be unreasonably withheld or delayed, to be suitable for the purpose.In such event, the BUILDER or HGS may forward or supply replacement parts or materials under the terms described in (c) hereinbelow, unless forwarding or supplying thereof under the terms described in (c) hereinbelow would impair or delay the operation or working schedule of the VESSEL. In the event that the BUYER requires the necessary repairs or replacements to be made to the VESSEL at any shipyard or works other than the SHIPYARD, the BUYER shall first consult on the time and place such repairs will be made, and if the VESSEL is not thereby delayed, or her operation or working schedule is not thereby impaired, the BUILDER and HGS shall have the right to verify by its own representative(s) the nature and extent of the defects complained of. The BUILDER and HGS shall, in such case, promptly advise the BUYER by E-mail, after such examination has been completed, of its acceptance or rejection of the defects as ones that are covered by the guarantee herein provided. Upon the BUILDER or HGS's acceptance of the defects as justifying remedy under this Article, or upon an arbitration award pursuant to Article XIV so determining, HGS and/or the BUILDER shall effect the necessary repairs or replacements to restore the VESSEL to the condition required on delivery under this CONTRACT and the SPECIFICATIONS, or shall otherwise compensate the BUYER (upon the BUYER's first demand) an amount equal to the actual cost to the BUYER of making the necessary repairs or replacements.

(d)
In the event that it is necessary for the BUILDER and HGS to forward a replacement for a defective part under this guarantee, replacement parts shall be shipped to the BUYER at the location where the part is to be installed on [***] terms.
(e)
The BUILDER and HGS reserves the option to retrieve, at the BUILDER and HGS's cost, any of the replaced equipment/parts in case defects are remedied in accordance with the provisions in this Article.

(f)
Any dispute under this Article shall be referred to dispute resolution in accordance with the provisions of Article XIV hereof.

5.
EXTENT OF THE BUILDER's LIABILITY

(a)
After delivery of the VESSEL the responsibility of the BUILDER and HGS in respect of or in connection with the VESSEL or this CONTRACT shall be limited to the extent expressly provided in this Paragraph of this Article. Except as expressly provided in this Article X and in Articles III and IX (in respect of the BUILDER's obligations in connection with the testing and trialling of the VESSEL after delivery), in no circumstances and on no ground whatsoever shall the BUILDER and HGS have any responsibility or liability whatsoever or howsoever arising in respect of or in connection with the VESSEL or this CONTRACT after the delivery of the VESSEL. Further, but without in any way limiting the generality of the foregoing, the BUILDER and HGS shall have no liability or responsibility whatsoever or howsoever arising for or in connection with any consequential or special losses, damages or expenses (including but not limited to loss of time, loss of profit or earnings or demurrage directly or indirectly caused), any pecuniary loss or expense, any liability to any third party or any fine, compensation, penalty or other payment or sanction incurred by or imposed upon the BUYER or any other party whatsoever in relation to or in connection with this CONTRACT or the VESSEL. For the avoidance of doubt, nothing in this Article X(5)(a) shall affect any liability for Minor Items under Article VI(8), or any liability under Articles XVI or XVII or XVIII.

(b)
The BUILDER and HGS shall be under no obligation with respect to defects in respect of which the BUILDER and HGS has not received notice in accordance with Paragraph 2 of this Article by the expiry date of the Guarantee Period (save as provided in paragraph 3 of this Article).

(c)
The BUILDER and HGS shall under no circumstances be liable for defects in the VESSEL or any part of equipment thereof caused by perils of the sea, rivers or navigations, or by normal wear and tear, overloading, improper loading or stowage; normal corrosion of uncoated materials, fire, accidents at sea or elsewhere (provided not themselves caused by a defect covered by the guarantee obligations); or by incompetence, mismanagement, negligence or wilful neglect or any alteration or addition on the part of the BUYER, its employees or agents or any other person on or doing work on the VESSEL, including the VESSEL's officers, crew and passengers. Likewise, the BUILDER and HGS shall not be liable for defects in the VESSEL or any part of equipment thereof that are due to repairs carried out by any party other than the BUILDER or HGS or their sub-contractors unless carried out in accordance with the procedure set out in Paragraph 3 of this Article.

(d)
The BUILDER and HGS shall not be obliged to repair, not be liable for, damage to the VESSEL or any part of the equipment thereof, which after delivery of the VESSEL, is caused other than by the defects of the nature specified in this Article. The guarantees contained as hereinabove in this Article replace and exclude any other liability, guarantee, warranty and/or condition imposed or implied by statute, common law, custom or otherwise on the part of the BUILDER and HGS by reason of the construction and sale of the VESSEL for and to the BUYER or for any other reason whatsoever.

(e)
[***].

(End of Article)

ARTICLE XI : PAYMENT

1.
CURRENCY

All payments under this CONTRACT shall be made in United States Dollars.

2.
TERMS OF PAYMENT

The payments of the CONTRACT PRICE shall be made as follows:

(a)
First Instalment

[***] of the CONTRACT PRICE amounting to United States Dollars [***] (USD [***]) shall be paid within [***] business days after either the BUYER’s receipt of hard copy of Letter of Guarantee or the BUYER’s bank’s receipt of Letter of Guarantee by SWIFT, as the case may be, duly issued in accordance with Paragraph 8 of this Article. Such receipt shall also be a condition of the BUYER's obligation to pay the second, third and fourth instalments.

(b)
Second Instalment

[***] of the CONTRACT PRICE amounting to United States Dollars [***] (USD [***]) shall be paid within [***] business days of receipt by the BUYER of a facsimiled or email advice from the BUILDER with a certificate issued by the CLASSIFICATON SOCIETY that the cutting of the steel plate has been commenced, but not before [***], 2024.

(c)
Third Instalment

[***] of the CONTRACT PRICE amounting to United States Dollars [***] (USD [***]) shall be paid within [***] business days of receipt by the BUYER of a facsimiled or email advice from the BUILDER with a certificate issued by the CLASSIFICATION SOCIETY that the first block of the keel has been permanently laid in position in the building berth but not before [***], 2025.

(d)
Fourth Instalment

[***] of the CONTRACT PRICE amounting to United States Dollars [***] (USD [***]) shall be paid within [***] business days of receipt by the BUYER of a facsimiled or email advice from the BUILDER with a certificate issued by the CLASSIFICATION SOCIETY that the launching of the VESSEL has been completed but not before [***], 2025.

(e)
Fifth Instalment

[***] of the CONTRACT PRICE amounting to United States Dollars [***] (USD [***]) plus or minus any increase or decrease due to modifications and/or adjustment, if any, arising prior to delivery of the VESSEL of the CONTRACT PRICE under Articles III and V of this CONTRACT shall be paid to the BUILDER concurrently with the delivery of the VESSEL. The date stipulated for payment of each of the five instalments mentioned above is hereinafter in this Article and in Article XII referred to as the “DUE DATE” of that instalment.

It is understood and agreed upon by the BUILDER and the BUYER that all payments under the provisions of this Article shall not be delayed or withheld by the BUYER due to any dispute or disagreement of whatsoever nature arising between the BUILDER and the BUYER, unless (for the avoidance of doubt) such dispute relates to the conditions required to be met for the instalment to fall due. Should there be any dispute in this connection, the matter shall be dealt with in accordance with the provisions of arbitration in Article XIV hereof. Expenses for remitting payments and any other expenses connected with such payments shall be for the account of the BUYER.

3.
DEMAND FOR PAYMENT

At least fourteen (14) business days prior to the DUE DATE, with the exception of the payment of the First instalment, the BUILDER shall notify the BUYER by E-mail of the DUE DATE.

The BUYER shall immediately acknowledge receipt of such notification by E-mail to the BUILDER, and make payment as set forth in this Article. If the BUILDER fails to receive the BUYER's said acknowledgement within Three (3) days after sending the aforementioned notification, the BUILDER shall promptly E-mail to the BUYER a second notification of similar import. The BUYER shall immediately acknowledge by E-mail receipt of the foregoing second notification regardless of whether or not the first notification was acknowledged as aforesaid.

4.
METHOD OF PAYMENT

(a)
All the pre-delivery payments and the payment due on delivery in settlement of the CONTRACT PRICE as provided for in Paragraph 2 of this Article shall be made by the BUYER or the Corporate Guarantor for the BUYER in United States Dollars on or before the DUE DATE thereof by telegraphic transfer as follows:

(i)
The payment of the First, Second, Third and Fourth Instalments shall be made to the bank account of the BUILDER with a bank in favour of the BUILDER, as designated and notified by the BUILDER at least five (5) business days prior to the DUE DATE, subject to subparagraph (c) below (the “BUILDER's BANK”).

(ii)
The Fifth Instalment as provided for in Paragraph 2.(e) of this Article shall be deposited at the BUILDER's BANK by telegraphic transfer remittance at least Three (3) business days prior to the scheduled delivery date of the VESSEL, as notified by the BUILDER, under and in accordance with Article XI(3), with instructions that the said instalment is payable to the BUILDER against presentation by the BUILDER to the BUILDER's BANK, as the case may be, of a duplicate original copy of the PROTOCOL OF DELIVERY AND ACCEPTANCE of the VESSEL signed by the BUILDER and the BUYER. [***]

(b)
Simultaneously with each of such payments, the BUYER shall advise the BUILDER of the details of the payments by E-mail and at the same time, the BUYER shall cause the BUYER's remitting bank to advise the BUILDER's BANK of the details of such payments by authenticated bank cable or telex.
(c)
If the Refund Guarantee specifies that any of the instalments are to be paid to a particular account, they shall be paid to that account, despite any notification from the BUILDER.

[***]

5.
REFUND BY THE BUILDER

The payments made by the BUYER to the BUILDER prior to delivery of the VESSEL shall constitute advances to the BUILDER. If the VESSEL is rejected by the BUYER in accordance with the terms of this CONTRACT, or if the BUYER terminates, cancels or rescinds this CONTRACT pursuant to any of the provisions of this CONTRACT specifically permitting the BUYER to do so, or any receiver or liquidator or similar official appointed to the BUILDER cancels, terminates or disclaims this CONTRACT, whether under the Debtor Rehabilitation and Bankruptcy Act or otherwise the BUILDER shall forthwith refund to the BUYER, in United States Dollars, the full amount of total sums paid by the BUYER to the BUILDER in advance of delivery together with interest thereon as herein provided.

The transfer and other bank charges of such refund shall be for the BUILDER's account. The interest rate of the refund, as above provided, shall be [***] per annum from the date following the date of receipt by the BUILDER of the pre-delivery instalment(s) to the date of remittance by telegraphic transfer of such refund to the BUYER by the BUILDER.

It is hereby understood by both parties that payment of any interest provided herein is by way of liquidated damages due to cancellation of this CONTRACT and not by way of compensation for use of money.

If, the BUILDER is required to refund to the BUYER the instalments paid by the BUYER to the BUILDER as provided in this Paragraph, the BUILDER shall (other than where the refund is made pursuant to an Instalment Repayment Notice in accordance with Article XII.4) return to the BUYER all of the BUYER's SUPPLIES as stipulated in Article XIII which were not incorporated into the VESSEL and pay to the BUYER an amount equal to the cost to the BUYER of those supplies incorporated into the VESSEL.

6.
TOTAL LOSS

If there is a total loss or a constructive total loss of the VESSEL prior to delivery thereof, the BUILDER shall proceed according to the mutual agreement of the parties hereto either:

(a)
to build another vessel in place of the VESSEL so lost and deliver it under this CONTRACT to the BUYER, provided that the parties hereto shall have agreed in writing to a reasonable cost and time for the construction of such vessel in place of the lost VESSEL; or

(b)
to refund to the BUYER the full amount of the total sums paid by the BUYER to the BUILDER under the provisions of Paragraph 2 of this Article together with interest thereon at the rate of [***] per annum from the date following the date of receipt by the BUILDER of such pre-delivery instalment(s) to the date of payment by the BUILDER to the BUYER of the refund. If the BUILDER is required to refund to the BUYER the instalments paid by the BUYER to the BUILDER as provided in this Paragraph, the BUILDER shall return to the BUYER all of the BUYER's SUPPLIES as stipulated in Article XIII which were not incorporated into the VESSEL and pay to the BUYER an amount equal to the cost to the BUYER of those supplies incorporated into the VESSEL.

If the parties hereto fail to reach such agreement on the reasonable cost and time for the construction of such vessel within Two (2) months after the VESSEL is determined to be a total loss or constructive total loss, the provisions of (b) hereinabove shall be applied.

7.
DISCHARGE OF OBLIGATIONS

Save where a refund is made pursuant to an Instalment Repayment Notice in accordance with Article XII.4, such refund, return and payment as provided in the foregoing Paragraphs 5 and 6 shall forthwith discharge all the obligations, duties and liabilities of each of the parties hereto to the other. Any and all refunds or payments due to the BUYER under this CONTRACT shall be effected by telegraphic transfer to the account specified by the BUYER.

8.
REFUND GUARANTEE

The BUILDER shall furnish the BUYER prior to the payment of the first instalment with an assignable letter of guarantee issued by one of the financial institutions or sureties set out below (“Guarantor”) for the refund of the pre-delivery instalments plus interest as aforesaid to the BUYER under or pursuant to Paragraph 5 above in the form as annexed hereto as

Exhibit "A" or any other equivalent wording acceptable to the BUYER.

The parties acknowledge that (i) the BUILDER will only select the Guarantor after signing of this CONTRACT and (ii) the selected Guarantor will likely request some minor amendments to the form annexed hereto as Exhibit “A”. [***]

The Guarantor will be one of bank (among [***]), or surety or any other financial institution (among [***]) which is to be advised to the BUYER after signing of the CONTRACT.

All expenses in issuing and maintaining the letter of guarantee described in this Paragraph shall be borne by the BUILDER.

If there is a material deterioration in the financial standing of the Guarantor after the date on which the letter of guarantee is issued so that the Guarantor fails to hold a long-term debt external rating of [***] or above with Standard & Poor’s or [***] or above with Moody’s, the BUILDER shall provide a replacement letter of guarantee from a first class Korean bank acceptable to the BUYER within [***] days of the BUYER’s notice requiring a replacement to be provided, during which period no further payments shall be made to the BUILDER by the BUYER. The provisions of this paragraph shall additionally apply to any replacement guarantee arranged by the BUILDER.

9.
PERFORMANCE GUARANTEE

Upon signing this CONTRACT, the BUYER shall provide the BUILDER with an irrevocable and unconditional Corporate Guarantee (the "CORPORATE GUARANTEE") issued by a Corporate Guarantor acceptable to the BUILDER for the due and faithful performance by the BUYER of all its liabilities and responsibilities under this CONTRACT including, but not limited to, the payment of the CONTRACT PRICE and taking delivery of the VESSEL, in the form annexed hereto as Exhibit "B".

(End of Article)

ARTICLE XII : BUYER'S DEFAULT

1.
DEFINITION OF DEFAULT

The BUYER shall be deemed to be in default under this CONTRACT in the following cases:

(a)
If the First, Second, Third or Fourth Instalment is not paid to the BUILDER within respective DUE DATE of such instalments; or

(b)
If the Fifth Instalment is not deposited at the account of the BUILDER's BANK or at the account of the BUILDER with any other bank in accordance with Article XI.4.(a)(ii) hereof or if the said Fifth Instalment deposit is not released to the BUILDER against presentation by the BUILDER of a duplicate original copy of the PROTOCOL OF DELIVERY AND ACCEPTANCE; or

(c)
If the BUYER fails to take delivery of the VESSEL when the VESSEL is duly tendered for delivery by the BUILDER under the provisions of Article VII hereof; or

(d)
If an order or an effective resolution shall be passed for winding up of the BUYER (except for the purpose of reorganization, merger or amalgamation); or

(e)
If the BUYER fails to be in punctual, due and full compliance with any of its material obligations under this CONTRACT; or
(f)
The BUYER is in breach of paragraph 1 or 2 of Article XVIII, and an agreement to obviate termination has not been reached within the thirty (30) day specified period

In case the BUYER is in default of any of its obligations under this CONTRACT, the BUILDER is entitled to and shall have the following rights, powers and remedies in addition to such other rights, powers and remedies as the BUILDER may have elsewhere in this CONTRACT and/or at law, at equity or otherwise.

2.
EFFECT OF THE BUYER'S DEFAULT ON OR BEFORE THE DELIVERY OF THE VESSEL

If the BUYER shall be in default as provided in Paragraph 1 above of its obligations under this CONTRACT, then;

(a)
Except in the case of payment delays under Article XII.1(a), the DELIVERY DATE of the VESSEL shall be extended automatically for the actual period of such default and the BUILDER shall not be obliged to pay any liquidated damages for such period.
(b)
In the case of payment delays under Article XII.1(a) continuing for more than seven (7) days after the BUILDER's notification to BUYER of such default, the BUILDER may, at its option, suspend construction of the VESSEL on notice to the BUYER (provided it shall resume construction immediately on payment) and the DELIVERY DATE of the VESSEL shall be extended automatically by the period of such suspension.

(c)
In the case of payment delays under Article XII.1(a) or (b), the BUYER shall pay to the BUILDER interest at the rate of [***] per annum in respect of the instalment(s) in default from the respective DUE DATE to the date of actual receipt by the BUILDER of the full amount of such instalment(s).

(d)
If the BUYER is in default in payment of any of the instalment(s) due and payable prior to or simultaneously with the delivery of the VESSEL, the BUILDER shall, in writing or by E-mail, notify the BUYER to that effect, and the BUYER shall, upon receipt of such notification, forthwith acknowledge in writing or by E-mail to the BUILDER that such notification has been received.

(e)
If any of the BUYER's default continues for a period of twenty-one (21) days after the BUILDER's notification to the BUYER of such default, the BUILDER may, at its option, rescind this CONTRACT by serving upon the BUYER a written notice or an E-mail notice of rescission confirmed in writing.

(e) In the event of such cancellation by the BUILDER of this CONTRACT due to the BUYER's default as provided for in Paragraph 1 above, or in the event of any other termination of this CONTRACT by the BUILDER by reason of the BUYER's breach of this CONTRACT, the BUILDER shall be entitled to retain and apply the instalments already paid by the BUYER in the manner provided below and at the same time the BUILDER shall have the full right and power either to complete or not to complete the VESSEL which is the sole property of the BUILDER as it deems fit, and to sell the VESSEL at a public or private sale on terms and conditions that the BUILDER thinks fit without being answerable for any loss or damage, provided that the BUILDER shall use all reasonable endeavours to obtain the best price it can for the VESSEL.

The proceeds received by the BUILDER from the sale shall be applied in addition to the instalment(s) retained by the BUILDER as mentioned hereinabove as follows:

First, in payment of all reasonable costs and expenses of the sale of the VESSEL, including interest thereon at [***] per annum from the respective date of payment of such costs and expenses aforesaid to the date of sale on account of the BUYER's default.

Second, if the VESSEL has been completed, in or towards satisfaction of the unpaid balance of the CONTRACT PRICE, to which shall be added the cost of all additional work and extras agreed by the BUYER including interest thereon at [***] per annum from the respective DUE DATE of any instalment in default to the date of sale, or if the VESSEL has not been completed, in or towards satisfaction of the unpaid amount of the cost incurred by the BUILDER prior to the date of sale on account of construction of the VESSEL, including work, labour, materials and reasonably estimated profit which the BUILDER would have been entitled to receive if the VESSEL had been completed and delivered plus interest thereon at [***] per annum from the respective DUE DATE of the instalment in default to the date of sale.

Third, the balance of the proceeds, if any, shall belong to the BUYER, and shall forthwith be paid over to the BUYER by the BUILDER.

In the event of the proceeds from the sale together with instalment(s) retained by the BUILDER being insufficient to pay the BUILDER, the BUYER shall be liable for the deficiency and shall pay the same to the BUILDER upon its demand.

The remedy set out in this Article XII shall be the sole remedy of the BUILDER in the event of cancellation by the BUILDER of this CONTRACT due to BUYER's default, or in the event of any other termination or cancellation of this CONTRACT by the BUILDER due to the BUYER's breach of contract.

3. BUYER'S CANCELLATION OF CONTRACT

In addition to its rights elsewhere in this CONTRACT, the BUYER shall have the right to cancel this CONTRACT forthwith upon giving notice to the BUILDER in the event that:

(a)
[***]

(b)
the BUILDER fails to provide the letter of guarantee required under Article XI.8 no later than [***] days after the date of this CONTRACT; or

(c)
the BUILDER fails to procure a replacement guarantee within [***] days of being required to do so under Article XI.8; or

(d)
the BUILDER is adjudicated to be bankrupt or insolvent or a court order is made for the dissolution or winding-up of the BUILDER; or

(e)
the BUILDER files a petition for adjudication of bankruptcy or winding-up; or

(f)
a petition for adjudication of bankruptcy, dissolution or winding-up of the BUILDER is filed by a creditor and the BUILDER fails to discharge such petition within thirty (30) days; or

(g)
the BUILDER files voluntarily or involuntarily an application to take advantage of any insolvency law under the Korean Debtor Rehabilitation And Bankruptcy Act or any amendment, replacement or equivalent statute, or an answer admitting the material allegations of a petition filed against the BUILDER in any bankruptcy or insolvency proceedings; or

(h)
an encumbrancer takes possession of, or a receiver or trustee is appointed over, the whole or a material part of the assets of the BUILDER, or a distress or execution is levied on a material part of the property and assets of the BUILDER; or

(i)
a creditor financial institution of the BUILDER applies for or initiates assistance, and/or a council of creditor financial institutions is convened, in each case under the Korean Corporate Restructuring Promotion Act 2018 or any amendment, replacement or equivalent statutory framework for out-of-court workouts; or

(j)
the BUILDER is dissolved, liquidated or ceases to be registered as a Korean company; or

(k)
the BUILDER fails to make the refund to the BUYER required by Article XI.6 pursuant to a total loss of the VESSEL (where the parties have failed to reach agreement on construction of a replacement vessel as set out therein) or

(l)
The BUILDER is in breach of paragraph 1 or 2 of Article XVIII, and an agreement to obviate termination has not been reached within the thirty (30) day specified period

Upon the termination of this CONTRACT by the BUYER the provisions of Article XI.5 shall apply.

4.
BUYER's FURTHER RIGHT TO [***]

Without limitation to the BUYER's rights under Article XII.3 and the other provisions of this CONTRACT, if any of [***] occurs, notwithstanding anything to the contrary contained in this CONTRACT, the BUYER shall be entitled to [***] by serving a written notice upon the BUILDER (hereinafter called an “[***] Notice”).

If the BUYER serves an [***] Notice under this Article XII.4 [***] :

(a)
[***]; and

(b)
[***]

(c)
[***].

Upon the [***] by notice to the BUYER in writing in which case the provisions of [***] shall then also apply. [***]

(End of Article)

ARTICLE XIII : BUYER'S SUPPLIES

1.
RESPONSIBILITY OF THE BUYER

The BUYER shall, at its cost and expense, supply all the BUYER's supplies as specified in the SPECIFICATIONS (the “BUYER's SUPPLIES”), to the BUILDER at the SHIPYARD in perfect condition ready for installation and in accordance with the time schedule to be furnished by the BUILDER to meet the construction schedule of the VESSEL.

In order to facilitate the installation of the BUYER's SUPPLIES by the BUILDER, the BUYER shall furnish the BUILDER with the necessary plans, instruction books, test report and all test certificates required by the BUILDER and shall cause the representative(s) of the makers of the BUYER's SUPPLIES to give the BUILDER any advice, instructions or assistance which the BUILDER may reasonably require in the installation or adjustment thereof at the SHIPYARD, all without cost or expense to the BUILDER.

The BUYER shall be liable for any expense incurred by the BUILDER for repair of the BUYER's SUPPLIES due to defective design or materials, poor workmanship or performance or due to damage in transit and the DELIVERY DATE of the VESSEL shall be extended for the period of such repair if such repair shall affect the delivery of the VESSEL.

Commissioning into good order of the BUYER's SUPPLIES during and after installation on board shall be made at the BUYER's expense by the representative of respective maker or the person designated by the BUYER in accordance with the BUILDER's construction schedule.

Should the BUYER fail to deliver to the BUILDER the BUYER's SUPPLIES and the necessary document or advice for such supplies within the time specified by the BUILDER, the DELIVERY DATE of the VESSEL shall automatically be extended for the period of such delay if such delay in delivery shall affect the delivery of the VESSEL, unless the BUYER notifies the BUILDER to proceed with construction without the late BUYER's SUPPLIES. In such event, the BUYER shall pay to the BUILDER all direct losses and damages sustained by the BUILDER due to such delay in the delivery of the BUYER's SUPPLIES and such payment shall be made upon delivery of the VESSEL, provided, however, that the BUILDER shall have:

(a)
furnished the BUYER with the time schedule referred to above, Two (2) months prior to installation of the BUYER's SUPPLIES and

(b)
given the BUYER written notice of any delay in delivery of the BUYER's SUPPLIES and the necessary document or advice for such supplies as soon as the delay occurs which might give rise to a claim by the BUILDER under this Paragraph.

Furthermore, if the delay in delivery of the BUYER's SUPPLIES and the necessary document or advice for such supplies should exceed twenty-one (21) days from the date specified by the BUILDER, the BUILDER shall be entitled to proceed with construction of the VESSEL without installation of such items (regardless of their nature or importance to the BUYER or the VESSEL) in or on the VESSEL without prejudice to the BUILDER's right hereinabove provided, and the BUYER shall not be entitled to reject the VESSEL due to the absence of such item.

2.
RESPONSIBILITY OF THE BUILDER

The BUILDER shall be responsible for insuring, storing, safekeeping and handling the BUYER's SUPPLIES which the BUILDER is required to install on board the VESSEL as specified in the SPECIFICATIONS after delivery of such supplies to the SHIPYARD, and shall install such supplies on board the VESSEL at the BUILDER's expense unless otherwise specified in the SPECIFICATIONS.

However, the BUILDER shall not be responsible for the quality, performance or efficiency of any equipment included in the BUYER's SUPPLIES and is under no obligation with respect to the guarantee of such equipment against any defects caused by poor quality, performance or efficiency of the BUYER's SUPPLIES (save to the extent caused by the BUILDER's faulty or omitted installation of the same). If any of the BUYER's SUPPLIES is lost or damaged while in the custody of the BUILDER, the BUILDER shall, be responsible for such loss or damage.

(End of Article)

ARTICLE XIV : ARBITRATION

1.
CLASSIFICATION sOCIETY

The decision of the CLASSIFICATION SOCIETY as to whether the VESSEL complies with the rules and regulations of the CLASSIFICATION SOCIETY and any technical dispute arising under this CONTRACT shall be final and binding upon the BUILDER and the BUYER, provided that in the event of a dispute the BUYER shall be entitled to have any particular decision referred to the head office of the CLASSIFICATION SOCIETY.

2.
APPOINTMENT OF THE ARBITRATOR

Except as provided in Article XIV.1, any dispute arising out of or in connection with this CONTRACT shall be referred to arbitration in London in accordance with the Arbitration Act 1996 or any statutory modification or re-enactment thereof save to the extent necessary to give effect to the provisions of this Clause. The seat of the arbitration shall be England, even where the hearing takes place outside England.

The arbitration shall be conducted in accordance with the London Maritime Arbitrators Association (LMAA) Terms current at the time when the arbitration proceedings are commenced.

The reference shall be to three (3) arbitrators, one (1) to be appointed by each party and the third, subject to the provisions of the LMAA Terms, by the two (2) so appointed. A party wishing to refer a dispute to arbitration shall appoint its arbitrator and send notice of such appointment in writing to the other party requiring the other party to appoint its own arbitrator within fourteen (14) days of that notice and stating that it will appoint its arbitrator as sole arbitrator unless the other party appoints its own arbitrator and gives notice that it has done so within the fourteen (14) days specified. If the other party does not appoint its own arbitrator and give notice that it has done so within the fourteen (14) days specified in the notice, the party referring a dispute to arbitration may, without the requirement of any further prior notice to the other party, appoint its arbitrator as sole arbitrator and shall advise the other party accordingly. The award of a sole arbitrator shall be binding on both parties as if the arbitrator had been appointed by agreement. Nothing herein shall prevent the parties agreeing in writing to vary these provisions to provide for the appointment of a sole arbitrator.

In cases where neither the claim nor any counterclaim exceeds the sum of United States Dollars One Hundred Thousand US$100,000 (or such other sum as the parties may agree) the arbitration shall be conducted in accordance with the LMAA Small Claims Procedure current at the time when the arbitration proceedings are commenced.

In cases where the claim or any counterclaim exceeds the sum agreed for the LMAA Small Claims Procedure and neither the claim nor the counterclaim exceeds the sum of United States Dollars Four Hundred Thousand US$400,000 (or such other sum as the parties may agree) the parties may further agree that the arbitration shall be conducted in accordance with the LMAA Intermediate Claims Procedure current at the time when the arbitration proceedings and commenced. Where the reference is to three arbitrators the procedure for making appointments shall be in accordance with the procedure for full arbitration stated above.

3.
LAWS APPLICABLE

Any arbitration arising hereunder shall be governed by and construed in accordance with the Arbitration Act 1996 or any statutory modification or re-enactments thereof for the time being in force. The award of the arbitrator shall be final and binding upon the parties hereto.

4.
PROCEEDINGS

In the event of any dispute or difference arising or occurring prior to delivery to, or acceptance by, the BUYER of the VESSEL being referred to arbitration, the parties hereby acknowledge that time is of the essence in obtaining an award from the arbitrator on such dispute or difference and the parties hereby agree that the arbitration shall be conducted according to the following timetable:

(a)
The claimant in the arbitration to serve points of claim within Fourteen (14) days of the appointment of the arbitrator.

(b)
The respondent in the arbitration to serve points of defence and points of counterclaim, if any, within Fourteen (14) days thereafter.

(c)
The claimant to serve points of reply and defence to counterclaim, if any, within Seven (7) days thereafter and the hearing of the arbitration to commence within Twelve (12) weeks of the appointment of the arbitrator.

5.
ALTERATION OF DELIVERY OF THE VESSEL

Notwithstanding the reference of a dispute for resolution under this Article XIV, the parties shall continue diligently to observe and perform their respective obligations and duties under this CONTRACT as if no dispute had arisen, except if a party has given notice to terminate this CONTRACT. In the event of the arbitration of any dispute or difference arising or occurring prior to delivery to, or acceptance by the BUYER of the VESSEL, the award by the arbitrator shall include a finding as to whether or not the DELIVERY DATE of the VESSEL should, as a result of such dispute, be in any way altered thereby. The effectiveness of Paragraphs 2, 3, 4 and 5 of this Article XIV shall survive delivery of the VESSEL and any termination of this CONTRACT

(End of Article)

ARTICLE XV : SUCCESSORS AND ASSIGNS

The BUYER shall have the right to assign the benefit of this CONTRACT to

(i)
the BUYER's financiers, any entity providing export credit guarantee, insurance or similar support for the BUYER's financiers or an entity owned, controlled or nominated by the BUYER’s financiers (such entity a "FINANCIER AFFILIATE") for the purpose of securing financing (including, without limitation a charter or lease based financing) in connection with this CONTRACT and/or the VESSEL; or
(ii)
to an entity which is either owned and controlled by the BUYER or is within the same ownership and control as the BUYER (such entity a "BUYER AFFILIATE"),

in each case, without requiring the consent of the BUILDER.

In addition, BUYER shall have the right to nominate a BUYER AFFILIATE or a FINANCIER AFFILIATE to take title in the VESSEL upon delivery (and the delivery documents including without limitation the Builder's Certificate, shall be issued in the name of such nominated BUYER AFFILIATE OR FINANCIER AFFILIATE), in each case, without requiring the consent of the BUILDER..

BUYER also has the right at any time, exercisable on notice to the BUILDER, to novate all of its rights and obligations under this CONTRACT to a BUYER AFFILIATE without requiring the consent of the BUILDER. If the BUYER exercises this right, the BUYER, BUILDER and transferee BUYER AFFILIATE shall enter into a novation agreement in all material respects in the form set out in Exhibit “D”. The obligations of such BUYER AFFILIATE shall continue to be guaranteed under the CORPORATE GUARANTEE.

Save as aforesaid, this CONTRACT may only be transferred to, and the title in the VESSEL therefore may be taken by another entity as buyer, with the prior written approval of the BUILDER, which the BUILDER shall not unreasonably withhold. In the event of any assignment pursuant to the terms of this CONTRACT (but not, for the avoidance of doubt, an assignment to a BUYER AFFILIATE referred to above), the BUYER shall remain responsible for performance by the assignee, its successors and assigns of all the BUYER's obligations, liabilities and responsibilities under this CONTRACT.

It is understood that any expenses or charges incurred due to the transfer of this CONTRACT shall be for the account of the BUYER.

If required by the BUYER's financiers , any entity providing export credit guarantee or insurance support for the BUYER's financiers, a FINANCIER AFFILIATE, any other party with an equivalent interest in this CONTRACT and/or any customer of the BUYER or any BUYER AFFILIATE in respect of the future operation of the VESSEL), the BUYER and the BUILDER will enter into a direct agreement or acknowledgement with such party providing for amongst other matters (i) an agreement not terminate or suspend or give notice to terminate or suspend all or any part of this CONTRACT without giving such party reasonable notice of the grounds for such termination or suspension and (ii) cure, step-in and transfer rights in the case of BUYER's default under this CONTRACT and otherwise shall be on customary terms which are acceptable to the BUILDER acting reasonably.

The BUILDER shall have the right to assign this CONTRACT at any time after the effective date hereof, provided that prior written agreement is obtained from the BUYER.

(End of Article)

ARTICLE XVI : TAXES AND DUTIES

1.
TAXES

For purposes of this CONTRACT, “taxes” means all forms of taxation and statutory, governmental, supra-governmental, state, principal, local governmental or municipal impositions, contributions and levies, imposts, tariffs and rates (including all employment taxes and national insurance contributions) and all penalties, charges, costs and interest payable in connection with any failure to pay or delay in paying them and any associated deductions or withholdings of any sort and including sales tax, value added tax, income tax, property taxes, capital tax, and other taxes.

Unless otherwise expressly provided for in this CONTRACT, all costs and taxes including stamp duties, if any, incurred in or levied in Korea, or any other country upon goods and services procured by the BUILDER in connection with this CONTRACT shall be borne by the BUILDER. All other taxes levied by any country other than Korea in respect of the supply of the VESSEL shall be borne by the BUYER.

2.
DUTIES

The BUILDER shall hold the BUYER harmless from any payment of duty imposed in Korea upon materials or supplies which, under the terms of this CONTRACT, or amendments thereto, may be supplied by the BUYER from abroad for the construction of the VESSEL.

The BUILDER shall likewise hold the BUYER harmless from any payment of duty imposed in Korea in connection with materials or supplies for operation of the VESSEL, including running stores, provisions and supplies necessary to stock the VESSEL for its operation. This indemnity does not, however, extend to any items purchased by the BUYER for use in connection with the VESSEL which are not absolutely required for the construction or operation of the VESSEL.

(End of Article)

ARTICLE XVII : PATENTS, TRADEMARKS AND COPYRIGHTS

1.
PATENTS, TRADEMARKS AND COPYRIGHTS

Machinery and equipment of the VESSEL, whether made or furnished by the BUILDER under this CONTRACT, may bear the patent numbers, trademarks, or trade names of the manufacturers. The BUILDER shall defend and save harmless the BUYER from all liabilities or claims for or on account of the use of any patents, copyrights or design of any nature or kind, or for the infringement of alleged infringement by the BUILDER of the intellectual property rights of any third party in connection with the design and construction of the VESSEL including any unpatented invention made or used in the performance of this CONTRACT and also for any costs and expenses of litigation, if any in connection therewith. No such liability or responsibility shall be with the BUILDER with regard to components and/or equipment and/or design supplied by the BUYER.

Nothing contained herein shall be construed as transferring any patent or trademark rights or copyrights in equipment covered by this CONTRACT, and all such rights are hereby expressly reserved to the true and lawful owners thereof.

2.
RIGHTS TO THE SPECIFICATIONS, PLANS, ETC.

The BUILDER retains all rights with respect to the SPECIFICATIONS, plans and working drawings, technical descriptions, calculations, test results and other data, information and documents concerning the design and construction of the VESSEL and the BUYER shall not disclose the same or divulge any information contained therein to any third parties, including but not limited to any other shipbuilders, without the prior written consent of the BUILDER, excepting for usual or efficient operation, repair and maintenance, sale or chartering or marketing of the VESSEL. In case the BUYER is in breach of its obligation under this Article, the BUILDER shall be entitled to any rights, powers and remedies in this CONTRACT and/or at law, at equity or otherwise to recover any damages caused by the breach of the BUYER.

(End of Article)

ARTICLE XVIII : COMPLIANCE AND ANTI-BRIBERY

1.
REPRESENTATIONS OF THE PARTIES

During the terms of this CONTRACT and for the duration of any services provided hereunder, each party certifies and represents as follows:

(a)
It will comply with the laws of any jurisdiction applicable to such party as it relates to this CONTRACT, including but not limited to any applicable anti-corruption and anti-bribery laws, also including, without limitation, the United States Foreign Corrupt Practices Act (the "US FCPA"), the UK Bribery Act 2010 (the “UK BRIBERY ACT”) and the anti-bribery or anti-corruption laws of the Republic of Korea as such laws may be amended from time to time.

(b)
In connection with this CONTRACT, it has not and will not make any payments or gifts or provide other advantages, or any offers or promises of payments or gifts or other advantages of any kind, directly or indirectly, to:

a. any person or entity with the intention of obtaining or retaining a business advantage for itself or the other party to this CONTRACT;

b. any official or member of any government or any agency or instrumentality thereof; any official or member of any public international organisation or any agency or instrumentality thereof; or any official of a political party or any candidate for political office (“PUBLIC OFFICIAL”); or any person while knowing or reasonably suspecting that all or a portion of such money or thing of value will be offered, given or promised, directly or indirectly, to any PUBLIC OFFICIAL, in violation of the UK BRIBERY ACT, the

US FCPA or the laws of the Republic of Korea.

(c)
In connection with this CONTRACT, it has not and will not request, agree to accept or accept from any person or entity any payments or gifts or other advantages, or any offers or promises of payments or gifts or other advantages of any kind, directly or indirectly, as a reward or inducement to perform its obligations under this CONTRACT in any way improperly.

2.
SANCTIONS

With regard to the activities and operations in connection with this CONTRACT, each party represents, warrants and covenants that it will comply with the applicable economic, financial or trade sanctions laws, regulations, embargoes, prohibitions, decisions or restrictive measures, executive orders and notices implemented, adapted, imposed, enacted, administered and/or enforced by the United Nations, the United States of America, the United Kingdom, the European Union, and other countries having jurisdiction over that party (“SANCTIONS”). Nothing in the CONTRACT is intended, and nothing herein should be interpreted or construed, to induce or require either party to act in any manner (including failing to take any actions in connection with this CONTRACT) which is inconsistent with, penalized or prohibited under SANCTIONS.

Each party represents and warrants on a continuing basis that neither it nor any of its Affiliates is included in any SANCTIONS.

3.
INDEMNIFICATION

Each party agrees that it will fully indemnify, defend and hold harmless the other party from any claims, liabilities, damages, expenses, penalties, judgments and losses (including reasonable attorneys’ fees) assessed or resulting by reason of a breach of the representations and undertakings contained in Paragraphs 1 and 2 of this Article XVIII to the extent permitted by law.

Any breach of Paragraph 1 or 2 of this Article XVIII shall entitle the innocent party to terminate this CONTRACT upon thirty (30) days' notice to the other party provided that the parties shall, if it is lawful to do so, consult together during such thirty (30) day period with a view to reaching agreement to obviate termination. If the BUYER is the innocent party, the BUYER's obligation to make payments to the BUILDER shall be suspended during the notice period. If the BUILDER is the innocent party, the DELIVERY DATE of the VESSEL shall be extended automatically by the period from the giving of such notice until the conclusion of any negotiations to obviate breach. If the BUYER is the innocent party, it shall not be obliged to pay any instalments or perform any of its other obligations during the period from the giving of such notice until the conclusion of any negotiations to obviate breach. If no such agreement has been reached by the end of such thirty

(30) days, then this CONTRACT may be terminated by the innocent party and the relevant provisions of Article XII shall apply accordingly.

(End of Article)

ARTICLE XIX : INTERPRETATION AND GOVERNING LAW

This CONTRACT has been prepared in English and shall be executed in duplicate and in such number of additional copies as may be required by either party respectively. The parties hereto agree that this CONTRACT and any dispute or claim (including non-contractual disputes or claims) arising out of or in connection with it or its subject matter or formation shall be governed by the laws of England.

(End of Article)

ARTICLE XX : NOTICE

Any and all notices, requests, demands, instructions, advices and communications in connection with this CONTRACT shall be written in English, sent by registered courier or by E-mail. They shall be addressed as follows, unless and until otherwise advised:

To the BUILDER : HYUNDAI HEAVY INDUSTRIES CO., LTD.

1000 Bangeojinsunhwan-Doro, Dong-Gu, Ulsan, the Republic of Korea

Attention: D. H. Kang / General Manager

Phone : +82-52-230-3939, 230-3912

E-mail: cmd5@hhi.co.kr

To the BUYER : EXCELERATE VESSEL COMPANY LIMITED PARTNERSHIP

C/O EXCELERATE ENERGY, INC.

2445 Technology Forest Blvd., Level 6, The Woodlands, TX 77381
Attention: Chief Operating Officer
E-mail: notices@excelerateenergy.com

Copy to: EXCELERATE VESSEL COMPANY LIMITED PARTNERSHIP

C/O EXCELERATE ENERGY, INC.

2445 Technology Forest Blvd., Level 6, The Woodlands, TX 77381
Attention: Michael T. Carroll / VP-Marine & Risk Engineering

Phone: +1 832-813-7940, Mobile: +1 832-758-0229
E-mail: michael.carroll@excelerateenergy.com

and

EXCELERATE ENERGY LIMITED PARTNERSHIP

2445 Technology Forest Blvd., Level 6, The Woodlands, TX 77381
Attention: Pedro Pinilla, MEM / Director – Ship Engineering

Phone: +1 832-813-7669, Mobile: +1 281-222-0373
E-mail: pedro.pinilla@excelerateenergy.com

(End of Article)

ARTICLE XXI : EFFECTIVENESS OF THIS CONTRACT

This CONTRACT shall become effective upon signing by the parties hereto.

(End of Article)

ARTICLE XXII : EXCLUSIVENESS

This CONTRACT shall constitute the only and entire agreement between the parties hereto, and unless otherwise expressly provided for in this CONTRACT, all other agreements, oral or written, made and entered into between the parties prior to the execution of this CONTRACT shall become null and void.

(End of Article)

ARTICLE XXIII : CONFIDENTIALITY

(a)
This terms of this CONTRACT shall be kept strictly confidential and shall not be disclosed to any third party by one party to this CONTRACT without the prior written agreement of the other party save only:

(i)
as may be required by applicable laws and regulations (including without limitation the regulations of the stock exchange by which either party is bound and the rules and regulations of the U.S. Securities and Exchange Commission);
(ii)
as may be strictly necessary to give effect to, or for the performance of, this CONTRACT.
(d)
Without prejudice to paragraph (a)(i) above, each party shall seek the prior approval of the other party of any press release which it wishes to issue in respect of the transaction which is the subject of this CONTRACT.

IN WITNESS WHEREOF, the parties hereto have caused this CONTRACT to be duly executed on the date and year first above written.

BUYER BUILDER

For and on behalf of For and on behalf of

EXCELERATE VESSEL COMPANY LIMITED HYUNDAI HEAVY INDUSTRIES CO., LTD.

PARTNERSHIP

By _________________________ By _________________________

Name: Name:

Title: Title:

WITNESS : WITNESS:

EXHIBIT "A"

REFUND GUARANTEE

Dated:

To: [Name of the Buyer]

[address]

Dear Sirs:

1.
We hereby open our unconditional and irrevocable letter of guarantee number [●] in favour of [●] (hereinafter called the "BUYER" which expression shall also include any person to whom the rights and obligations of the BUYER under the CONTRACT are novated) for account of [**] (hereinafter called the "BUILDER") in connection with the shipbuilding contract dated [●], (as from time to time varied, amended, supplemented and novated hereinafter called the "CONTRACT") made by and between the BUYER and the BUILDER for the construction of one (1) [●] having the BUILDER's Hull No.[●] hereinafter called the "VESSEL").
2.
The purpose of this letter of guarantee is to secure to the BUYER the refund of the instalments of the CONTRACT PRICE under the CONTRACT paid to the BUILDER prior to the delivery of the VESSEL, if the BUYER becomes entitled to the same.
3.
For good and valuable consideration, receipt and sufficiency acknowledged, we hereby unconditionally (except as provided in Clauses 5 and 8) and irrevocably guarantee to repay to the BUYER within thirty (30) days after demand any amount stated in the demand not exceeding US$ [●] (Say U.S. Dollars [●] only) ([as the same may be increased as provided below] [delete if paragraph 4 below is deleted], the "GUARANTEE AMOUNT") together with interest thereon at the rate of [●] per cent ([●]%) per annum from the date following date of receipt by the BUILDER to the date of remittance by telegraphic transfer of such refund. This letter of guarantee is an undertaking to make the said payments against a conforming demand and is independent from the CONTRACT.
4.
[The GUARANTEE AMOUNT will be automatically increased upon the BUILDER's receipt of each respective instalment, not more than [●] ([●]) times, each time by the amount of instalment, but in any eventuality the GUARANTEE AMOUNT shall not exceed the total sum of US$ [●] (Say U.S. Dollars [●] only) plus interest thereon at the rate of [●] per cent ([●]%) per annum from the date following the date of the BUILDER's receipt of each instalment to the date of remittance by telegraphic transfer of the refund] [this paragraph 4 to be included only if guarantor is unable to issue the guarantee in full amount of the guaranteed instalments].
5.
The payment by us under this letter of guarantee (subject to Clause 8) shall be made upon simple receipt by us of written demand from the BUYER including a signed statement certifying the grounds on which the entitlement to refund arises and that the BUILDER has not refunded the amount demanded.
6.
We shall make all payments under this letter of guarantee by telegraphic transfer in United States Dollars without any deduction, withholding, set off or counterclaim. In the event that any withholding or deduction is imposed by any law, we will pay such additional amount as may be necessary in order that the actual amount received by BUYER after deduction or withholding shall be equal to the amount that would have been received if such deduction or withholding were not required.
7.
It is hereby understood that payment of any interest provided herein is by way of liquidated damages due to cancellation of the CONTRACT and not by way of compensation for use of money.
8.
Notwithstanding the provisions hereinabove, in the event that within thirty (30) days from the date of your claim to the BUILDER referred to above, we receive notification from BUYER or the BUILDER accompanied by written confirmation from an arbitrator appointed under the CONTRACT to the effect that the claim for refundment under the CONTRACT has been disputed and referred to arbitration in accordance with the provisions of the CONTRACT we shall instead pay to the BUYER, immediately on the BUYER's further written demand ("FURTHER DEMAND"), the sum or sums and interest thereon (i) adjudged to be due to BUYER by the BUILDER pursuant to the award made under such arbitration (or judgment on appeal therefrom, as the case may be) or (ii) agreed to be due to BUYER under a settlement agreement in relation to such dispute entered into between BUYER and the BUILDER (or any receiver, liquidator or other official appointed to it, in each case "SETTLEMENT AGREEMENT"), as stated in the FURTHER DEMAND, provided that the FURTHER DEMAND is accompanied by a certified copy of the award, judgment or SETTLEMENT AGREEMENT.
9.
Any notices, demands and communications to be given or made to us shall be sufficiently served if made or given in writing in the English language and delivered to us at the following address:

[ ]

10.
For the avoidance of doubt, our liability under this Guarantee and the rights and remedies conferred upon the BUYER by or in connection with this Guarantee shall not be discharged, impaired or otherwise affected by reason of any of the following events and circumstances (regardless of whether they occur with or without the BUILDER’s or the BUYER’s consent or knowledge): (i) the giving of any time or indulgence, waiver or consent in respect of time to the BUILDER; (ii) any alteration, variation, amendment or supplement whatsoever to the CONTRACT; (iii) the bankruptcy, insolvency, liquidation, amalgamation, reconstruction or reorganization of the BUILDER or any steps being taken for any such event; (iv) the repudiation, cancellation or termination of the CONTRACT by the BUILDER; (v) any invalidity or unenforceability in relation to the CONTRACT; (vi) any other guarantee or security provided to the BUYER (or its assignee).
11.
This letter of guarantee shall become null and void upon receipt by the BUYER of the full amount of the GUARANTEE AMOUNT plus interest, and any amounts due under clause 6 and in such case, the BUYER shall return this letter of guarantee to us or shall arrange with their bank to confirm us by SWIFT (our SWIFT address: [●]) that this letter of guarantee has become null and void
12.
This letter of guarantee is assignable by the BUYER to (i) the BUYER's financiers for the purpose of securing financing in connection with the CONTRACT or (ii) to any person to whom the CONTRACT may be assigned or novated.
13.
This guarantee shall be governed by and construed in accordance with English law and the undersigned hereby submits to the exclusive jurisdiction of the High Court in London, England.
14.
We hereby irrevocably and unconditionally appoint [ ] of [ ] London (facsimile no. [ ]; telephone number [ ]) as our agent for service of process in respect of any proceedings before the High Court and undertake that throughout the term of this letter of guarantee we will retain an agent in England for such purposes.
15.
In respect of any proceedings under this letter of guarantee we hereby irrevocably waive any right of immunity (whether sovereign or state or otherwise) which we or our assets now has or may hereafter acquire, and we hereby consent generally in respect of any proceedings under this letter of guarantee to the giving of any relief, or the issue of any process in connection with such proceedings, including, without limitation, enforcement or execution or attachment against any of its assets whatsoever.1

Yours faithfully

For and on behalf of

By

Name :

Title :

_______________

1 Note: this clause is required for state/state policy banks (KEXIM. KDB). It will not be required for non-state entities.

EXHIBIT "B"

Hyundai Heavy Industries Co., Ltd.

1000, Bangeojinsunhwan-doro, Dong-gu

Ulsan, 44032, the Republic of Korea

Date : , 20 __

GUARANTEE

Gentlemen,

1.
In consideration of your executing a shipbuilding contract (hereinafter called the "CONTRACT") dated XXX with XXX (hereinafter called the "BUYER") providing for the construction of one (1) unit of XXX CMB Membrane LNG FSRU having the BUILDER's Hull No. XXX (hereinafter called the "VESSEL"), and providing, among other things, for payment of the contract price amounting to United States Dollars XXX only (US$ XXX) (hereinafter, the “CONTRACT PRICE”) for the VESSEL, prior to, upon and after the delivery of the VESSEL, the undersigned, as a primary obligor and not as a surety merely, hereby irrevocably guarantees to you, your successors and assigns, the due and faithful payment or performance by the BUYER when due, forthwith on (and subject to our receiving) first written demand by you in accordance with this guarantee, of all its liabilities and responsibilities under the CONTRACT and any supplements, amendments, changes or modifications hereinafter made thereto including but not limited to, due and prompt payment of the CONTRACT PRICE (whether on account of principal, interest or otherwise) by the BUYER to you, your successors and permitted assigns under the CONTRACT, notwithstanding any obligation of the BUYER being or becoming unenforceable by defect in or want of its powers, and hereby expressly waiving notice of any such supplement, amendment, change or modification as may be agreed to by the BUYER and confirms that this guarantee shall be fully applicable to the CONTRACT whether so supplemented, amended, changed or modified and if it shall be assigned or novated by the BUYER in accordance with the terms of the CONTRACT.
2.
This guarantee shall unconditionally come into effect on the date stated above. This guarantee will expire on the first to occur of (i) delivery of the VESSEL to the BUYER (ii) termination of the CONTRACT not due to the BUYER's default and (iii) when, following termination of the CONTRACT for BUYER's default, all amounts due to the BUILDER and secured by this Guarantee have been paid.
3.
The undersigned hereby certifies, represents and warrants that all acts, conditions and things required to be done and performed or to have occurred which are precedent to the creation and issuance of this guarantee, and to constitute the guarantee valid and legally binding obligation of the undersigned enforceable in accordance with its terms, have been done and performed and have occurred in due and strict compliance with applicable laws.
4.
Payment by the undersigned under this guarantee shall be made without requesting you to take any or further procedure or step against the BUYER.

5.
Notwithstanding any other provision of this guarantee, the obligation and liability of the undersigned shall not exceed that of the BUYER under the CONTRACT, and undersigned reserves to itself and is entitled to all defences, limitations of liability and rights of set-off, withholding, abatement or counterclaim that the BUYER is or may be entitled to under the CONTRACT, and to dispute liability or obligation in response to any demand accordingly.
6.
Any demand or notice under this guarantee must be in writing and in English duly signed by the BUILDER, and must be delivered to us at the following address: [ ]
7.
In the event that any withholding or deduction is imposed by any law, the undersigned will pay such additional amount as may be necessary in order that the actual amount received after deduction or withholding shall equal to the amount that would have been received if such deduction or withholding were not required.
8.
This guarantee shall be governed by and construed in accordance with the English law.
9.
Any dispute arising out of or in connection with this guarantee shall be referred to arbitration in London in accordance with the Arbitration Act 1996 or any statutory modification or reenactment thereof save to the extent necessary to give effect to the provisions of this Clause. The seat of the arbitration shall be England, even where the hearing takes place outside England. The arbitration shall be conducted in accordance with the London Maritime Arbitrators Association (LMAA) Terms current at the time when the arbitration proceedings are commenced. The reference shall be to three arbitrators, one to be appointed by each party and the third, subject to the provisions of the LMAA Terms, by the two so appointed. A party wishing to refer a dispute to arbitration shall appoint its arbitrator and send notice of such appointment in writing to the other party requiring the other party to appoint its own arbitrator within 14 calendar days of that notice and stating that it will appoint its arbitrator as sole arbitrator unless the other party appoints its own arbitrator and gives notice that it has done so within the 14 days specified. If the other party does not appoint its own arbitrator and give notice that it has done so within the 14 days specified in the notice, the party referring a dispute to arbitration may, without the requirement of any further prior notice to the other party, appoint its arbitrator as sole arbitrator and shall advise the other party accordingly. The award of a sole arbitrator shall be binding on both parties as if the arbitrator had been appointed by agreement. Nothing herein shall prevent the parties agreeing in writing to vary these provisions to provide for the appointment of a sole arbitrator.

In cases where neither the claim nor any counterclaim exceeds the sum of US$100,000 (or such other sum as the parties may agree) the arbitration shall be conducted in accordance with the LMAA Small Claims Procedure current at the time when the arbitration proceedings are commenced.

In cases where the claim or any counterclaim exceeds the sum agreed for the LMAA Small Claims Procedure and neither the claim nor the counterclaim exceeds the sum of US$400,000 (or such other sum as the parties may agree) the parties may further agree that the arbitration shall be conducted in accordance with the LMAA Intermediate Claims Procedure current at the time when the arbitration proceedings and commenced. Where the reference is to three arbitrators the procedure for making appointments shall be in accordance with the procedure for full arbitration stated above.

Very truly yours,

For and on behalf of

By

Name :

Title :

EXHIBIT "C"

FORM OF PERFORMANCE ACCEPTANCE CERTIFICATE

ACCEPTANCE CERTIFICATE OF PERFORMANCE ACCEPTANCE TEST
under SHIPBUILDING CONTRACT FOR HULL No. [●]

This document constitute the Acceptance Certificate of PERFORMANCE ACCEPTANCE TEST envisaged in Article VI or the CONTRACT for the construction of one 170,000 m3 FSRU, having BUILDER's Hull No. [●] concluded between the BUYER and the BUILDER on [●] (the "CONTRACT"), signifying that:

10.
The PERFORMANCE ACCEPTANCE TESTs (as defined in the CONTRACT) have been completed satisfactorily in accordance with the requirement of the CONTRACT and the SPECIFICATIONS; and
11.
[the Guaranteed Regas performance (as defined in the CONTRACT)] [an actual regas rate of [●]] has been achieved[; and]
12.
[no amount is due and payable to the BUYER by the BUILDER under Article VI of the CONTRACT][liquidated damages in the amount or US$ [●] (United Slates Dollars [●]), as calculated in accordance with Article VI or the CONTRACT are due and payable by the BUILDER in accordance with the provisions or Article VI of the CONTRACT].

Capitalised words used in this Certificate shall have the meaning accorded them in the CONTRACT.

Signed on this [●] day of [●] 20[●]:

For and on behalf of the BUYER For and on behalf of the BUILDER

____________________________ ____________________________

Name: Name:

Title: Title:

EXHIBIT "D"

FORM OF NOVATION AGREEMENT

THIS NOVATION AGREEMENT is made as a deed the [ ] day of [ ] 20[ ],

BETWEEN:

(1)
[Name of Purchaser], a company organised and existing under the laws of [ ], having its registered office at [ ] ("Purchaser");
(2)
[Name of Builder], a [company] organised and existing under the laws of [ ], having its registered office at [ ] ("Builder"); and
(3)
[Name of Transferee], a company organised and existing under the laws of [ ], having its registered office at [ ] ("Transferee"),

(the "Parties")

WHEREAS:

(A)
Purchaser and Builder have entered into a shipbuilding contract dated [***] (the "Shipbuilding Contract", which expression shall include the same together with the Specifications, as amended, supplemented, novated or replaced from time to time and the Working Drawings as approved by Purchaser to date) for the construction and sale by Builder and the purchase by Purchaser of a 170,000 cbm LNG floating storage regasification unit (FSRU) with the Builder's Hull No. [ ] (the "Vessel").
(B)
[[ ] has issued a refund guarantee dated [ ] for the benefit of Purchaser (the "Refund Guarantee", as amended, supplemented or replaced from time to time) guaranteeing Builder's performance of its obligations to make refundment of instalments and interest under and in accordance with the Shipbuilding Contract.][include if refund guarantee has been issued at time of novation]
(C)
The Parties have agreed to enter this Agreement to give effect to the novation of the Shipbuilding Contract from Purchaser to Transferee[ and the assignment by Purchaser of its rights in the Refund Guarantee to Transferee].[include if refund guarantee has been issued at time of novation]

NOW IT IS HEREBY AGREED as follows:

1.
This Agreement is supplemental to the Shipbuilding Contract and shall be read and construed together with the Shipbuilding Contract. Expressions defined in the Shipbuilding Contract shall, unless otherwise expressly provided herein or the context otherwise requires, have the same meanings when used in this Agreement.
2.
In this Agreement, the "Effective Date" means the later of (i) the date of this Agreement and (ii) the date upon which the Corporate Guarantee is either reconfirmed or replaced (by a new corporate guarantor, reasonably acceptable to the Builder) in respect of the obligations of the Transferee under the Shipbuilding Contract.
3.
In consideration of Transferee accepting and assuming the liabilities and obligations of Purchaser under the Shipbuilding Contract in the manner herein provided and for other good and valuable consideration (receipt and the sufficiency of which consideration Purchaser hereby acknowledges), Purchaser hereby assigns and transfers to Transferee with effect on and from the Effective Date with the consent of Builder and subject as provided in this Agreement[:

(a)
]all its rights, liabilities, obligations and interest under and in the Shipbuilding Contract[; and
(b)
all its rights and interest under and in the Refund Guarantee].[include if refund guarantee has been issued at time of novation]
4.
Builder, Purchaser and Transferee hereby agree that, with effect on and from the Effective Date, Transferee shall be and is hereby substituted in the place of Purchaser as a party to, and as buyer of the Vessel under, the Shipbuilding Contract and that the Shipbuilding Contract shall, with effect on and from the Effective Date, be construed and treated in all respects as if Transferee were named therein instead of Purchaser.
5.
Transferee hereby agrees with Builder that, with effect on and from the Effective Date, Transferee shall duly and punctually perform and discharge all liabilities and obligations whatsoever from time to time to be performed or discharged by it under or by virtue of the Shipbuilding Contract in all respects including all uncompleted liabilities and obligations of Purchaser that may still be outstanding on the Effective Date of this Agreement, as if Transferee were named therein instead of Purchaser.
6.
Transferee hereby waives all objections to and accepts all modifications and amendments to the Shipbuilding Contract and the Specifications as well as the selection of makers which have been already agreed/done prior to the Effective Date of this Agreement by and between Purchaser and Builder. Transferee agrees that the Working Drawings and all inspection results already approved by Purchaser shall be deemed to have been approved by Transferee, and no separate submission of the Working Drawings to Transferee is necessary. In any case this Agreement should not disturb existing construction progress of the Vessel.
7.
All payments made by Purchaser to Builder under the Shipbuilding Contract prior to the Effective Date of this Agreement shall be considered to have been made by Transferee.
8.
Subject as provided in Clause 9 of this Agreement, Builder hereby agrees with Transferee that, with effect on and from Effective Date, Builder shall be bound by the Shipbuilding Contract in all respects and shall duly and punctually perform and discharge all liabilities and obligations whatsoever from time to time to be performed or discharged by it under or by virtue of the Shipbuilding Contract in all respects including all uncompleted liabilities and obligations of Builder that may still be outstanding on the Effective Date of this Agreement, as if Transferee were named therein instead of Purchaser.
9.
With effect on and from Effective Date:
(a)
Builder and Purchaser hereby mutually release and discharge each other; and
(b)
Builder hereby releases and discharges [insert name of corporate guarantor][delete limb (b) if existing Corporate Guarantee is reconfirmed],

from all liabilities, obligations, claims and demands whatsoever touching or concerning the Shipbuilding Contract [and/or the Corporate Guarantee (as the case may be)] [delete if existing Corporate Guarantee is reconfirmed] and in respect of anything done or omitted to be done under or in connection therewith, but without prejudice to the rights of Transferee and Builder against each other in respect of such liabilities, obligations, claims and demands.

10.
With effect on and from the Effective Date, the Shipbuilding Contract shall be read and construed in all respects as if:

(a)
references therein to Purchaser were references to Transferee;
(b)
references therein to the "Contract" were references to the Shipbuilding Contract as novated and amended by this Agreement; and
(c)
[insert further amendments as applicable and to the extent agreed between Transferee and Builder].
11.
Subject as novated and amended by this Agreement, the Shipbuilding Contract shall continue in full force and effect and where necessary shall be read and construed as if the terms of this Agreement were inserted thereon by way of addition or substitution (as the case may be).
12.
Purchaser represents and warrants to Transferee that it has not assigned or otherwise novated, transferred or charged or otherwise encumbered the Shipbuilding Contract or any part of its rights or interests therein.
13.
This Agreement and any non-contractual obligations arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of England and Wales.
14.
This Agreement may be executed in any number of counterparts each of which shall be original but which shall together constitute the same instrument.
15.
A person who is not a party to this Agreement may not enforce, or otherwise have the benefit of, any provision of this Agreement under the Contracts (Rights of Third Parties) Act 1999 and, without limitation, no consent of any such person shall be required for the rescission or amendment of this Agreement, but this does not affect any right or remedy of a third party which exists or is available apart from that Act. Notwithstanding any other provision of this Agreement, whether express or implied, this Agreement shall not impose any obligations or liabilities on any party who is not a Party to this Agreement, including, without limitation, any party who may be an affiliate of a Party or any servant or agent of any Party.
16.
This Agreement does not constitute a partnership between any of the Parties, nor, unless expressly provided, does it make any Party the agent of another.
17.
Should any dispute of any nature arise out of or in respect of this Agreement, its performance or interpretation or any breach of this Agreement, such dispute shall be settled by arbitration in London, England in accordance with the rules of the London Maritime Arbitrators Association (the "LMAA"). The Party who desires arbitration of any such dispute shall give written notice to the other Parties. The notice shall describe the specific nature of the particular dispute. Such notice shall be personally delivered or sent by postage prepaid registered mail (air mail, in the case of notices sent from one country to another), air courier service or email to the following addresses:
(a)
If to Builder:

[Name]

Address:

Email:

(b)
If to Purchaser:

[Name]

Address:

Email:

(c)
If to Transferee:

[Name]

Address:

Email:

18.
The Parties shall jointly appoint a sole arbitrator not later than twenty-eight (28) days after service of a request in writing by any Party to do so in accordance with Clause 17 of this Agreement.
(a)
If the Parties are unable or unwilling to agree the appointment of a sole arbitrator then each Party shall appoint one arbitrator, in any event not later than fourteen (14) days after receipt of a further request in writing by any Party to do so.
(b)
If a Party fails to appoint an arbitrator within the time specified under Paragraph 18(a) of this Agreement that arbitrator shall be appointed by the President of the LMAA.
19.
The language of the arbitration shall be English. The arbitral panel shall make a written reasoned award, and is authorised to award costs and attorneys' fees to the prevailing Party as part of its award. Any award shall be binding and enforceable against the Parties in any court of competent jurisdiction, and the Parties hereby waive any right to appeal such award on the merits or to challenge the award except on the grounds set forth in Article V of the United Nations Convention on the Recognition and Enforcement of Foreign Arbitral Awards. Notwithstanding the foregoing agreement to arbitrate, the Parties expressly reserve the right to seek provisional relief from any court of competent jurisdiction to preserve their respective rights pending arbitration, and in seeking such relief shall not waive the right of arbitration.

IN WITNESS whereof the parties hereto have executed and delivered this Agreement as a Deed the day and year first above written

Executed and delivered as a deed by …………………………… duly authorised for and on behalf of [Name of Purchaser] in the presence of:	) ) ) ) ) )
Signature of witness	)	[Title]
Name of …………………………… witness:
Address of …………………………… witness: ……………………………

Executed and delivered as a deed by …………………………… duly authorised for and on behalf of [Name of Builder] in the presence of:	) ) ) ) ) ) )
Signature of witness	)	[Title]
Name of …………………………… witness:
Address of …………………………… witness: ……………………………

Executed and delivered as a deed by …………………………… duly authorised for and on behalf of [Name of Transferee] in the presence of:	) ) ) ) ) ) )
Signature of witness	)	[Title]
Name of …………………………… witness:
Address of …………………………… witness: ……………………………

ATTACHMENT NO.1 [***]

ATTACHMENT NO.2 [***]

ATTACHMENT NO. 3 [***]